Exhibit 10.35

EXECUTION COPY

COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT is dated as of October 26, 2009 and entered into by and among MOHEGAN TRIBAL GAMING AUTHORITY (the “Authority”), an instrumentality of The Mohegan Tribe of Indians of Connecticut (the “Tribe”), MOHEGAN BASKETBALL CLUB, LLC (“MBC”), a limited liability company formed under the laws of the Tribe, MOHEGAN GOLF, LLC (“Mohegan Golf”), a limited liability company formed under the laws of the Tribe, MOHEGAN COMMERCIAL VENTURES PA, LLC (“MCV-PA”), a Pennsylvania limited liability company, MOHEGAN VENTURES-NORTHWEST, LLC (“Mohegan Ventures-NW”), a limited liability company formed under the laws of the Tribe, MOHEGAN VENTURES WISCONSIN, LLC (“MVW”), a limited liability company formed under the laws of the Tribe, MTGA GAMING, LLC (“MTGA Gaming”), a Delaware limited liability company, WISCONSIN TRIBAL GAMING, LLC (“WTG”), a Delaware limited liability company, DOWNS RACING, L.P. (“DOWNS RACING”), a Pennsylvania limited partnership, BACKSIDE, L.P. (“Backside”), a Pennsylvania limited partnership, MILL CREEK LAND, L.P., a Pennsylvania limited partnership (“Mill Creek” and together with the Authority, MBC, Mohegan Golf, MCV-PA, Mohegan Ventures-NW, MVW, MTGA Gaming, WTG, Downs Racing, Backside, and each additional Person which provides a guaranty in connection with the First Lien Loan Agreement, each, a “Guarantor”, and collectively, the “Guarantors”), each other Grantor (as hereinafter defined) party hereto from time to time, Bank of America, N.A., as administrative agent and L/C Issuer for the First Lien Secured Parties (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “First Lien Administrative Agent”), U.S. Bank National Association, as trustee under the Second Lien Indenture (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Second Lien Trustee”), and U.S. Bank National Association, as collateral agent for the Second Lien Secured Parties (as hereinafter defined) (in such capacity, together with its successors and assigns from time to time, the “Second Lien Collateral Agent”).

RECITALS

WHEREAS, the Authority, the lenders party thereto and the First Lien Administrative Agent has entered into that certain Amendment No.1 to Third Amended and Restated Loan Agreement, dated as of October 26, 2009 (the “Amendment”), with reference to that certain Third Amended and Restated Loan Agreement dated as of December 10, 2008 by and among the Authority, the Tribe, for limited purposes therein, the lenders from time to time party thereto and the First Lien Administrative Agent (as amended through the Amendment and as it may be further amended, restated, supplemented, modified or Refinanced from time to time, the “First Lien Loan Agreement”);

WHEREAS, the Authority, as issuer, each of the Guarantors as a guarantor, the Second Lien Collateral Agent and the Second Lien Trustee have entered into that certain Indenture dated as of the date hereof providing for senior secured notes (as amended, restated, supplemented or otherwise modified or as replaced or Refinanced from time to time, the “Second Lien Indenture”);

WHEREAS, pursuant to (i) the First Lien Loan Agreement, the Authority has agreed to cause the Guarantors and certain of their future subsidiaries to agree to guaranty the First Lien Obligations (as hereinafter defined) pursuant to a guaranty (such guaranties, as may be further amended, restated, supplemented, or modified from time to time, being collectively referred to as the “First Lien Subsidiary Guaranty”), and (ii) the Second Lien Indenture, the Authority has agreed to cause each of the Guarantors to agree to guaranty the Second Lien Obligations (as hereinafter defined) pursuant to a guaranty (such guaranties, as may be further amended, restated, supplemented, or modified from time to time, being collectively referred to as the “Second Lien Subsidiary Guaranty”);

WHEREAS, the obligations of the Authority under the First Lien Loan Agreement and the obligations of the Guarantors under the First Lien Subsidiary Guaranty are secured by liens on substantially all the assets of the Authority and the Guarantors, respectively, pursuant to the terms of the First Lien Security Documents;

WHEREAS, the obligations of the Authority under the Second Lien Indenture and the obligations of the Guarantors under the Second Lien Subsidiary Guaranty are secured by liens on certain assets of the Authority and the Guarantors, respectively, pursuant to the terms of the Second Lien Security Documents;

WHEREAS, the Authority may from time to time incur additional Indebtedness permitted to be secured on an equal and ratable basis with the obligations under the Second Lien Note Documents, which additional Indebtedness shall be incurred under a credit facility, indenture or similar debt facility subject to the terms and conditions set forth in the First Lien Loan Documents and the Second Lien Note Documents (each, an “Additional Parity Lien Facility”), in each case in accordance with this Agreement, the First Lien Loan Documents and the Second Lien Note Documents;

WHEREAS, the Liens securing the obligations of the applicable Grantors in respect of any Additional Parity Lien Facility shall be granted pursuant to the Second Lien Security Documents;

WHEREAS, subject to the terms of the First Lien Loan Documents and the Second Lien Loan Documents, the Second Lien Collateral Agent has agreed to act on behalf of all Second Lien Secured Parties with respect to the Collateral;

WHEREAS, the First Lien Loan Documents and the Second Lien Note Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

WHEREAS, in order to induce the First Lien Secured Parties to consent to the Grantors incurring the Second Lien Obligations and to induce the First Lien Secured Parties to continue to extend credit and other financial accommodations and lend monies to or for the benefit of the Grantors, the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties has agreed to the lien subordination (including the intercreditor and other provisions set forth in this Agreement).

NOW THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I - DEFINED TERMS

Section 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Additional First Lien Indebtedness” has the meaning assigned to that term in Section 5.5(b).

“Additional Parity Lien Facility” has the meaning assigned to that term in the recitals hereto; provided that such Additional Parity Lien Facility was incurred in accordance with the terms of this Agreement and that the instruments creating the related Additional Parity Lien Facility Obligations, or pursuant to which such Additional Parity Lien Facility Obligations are outstanding, provided that such Additional Parity Lien Facility Obligations are intended to be secured on an equal and ratable basis with the Second Lien Note Obligations.

“Additional Parity Lien Facility Debt” means, with respect to any Additional Parity Lien Facility, the Indebtedness in respect of such Additional Parity Lien Facility.

“Additional Parity Lien Facility Documents” means, collectively, with respect to any Additional Parity Lien Facility, the agreements, documents and instruments providing for or evidencing any Additional Parity Lien Facility Obligations, including the definitive documentation in respect of such Additional Parity Lien Facility, the Second Lien Security Documents and any intercreditor or joinder agreement among any Additional Parity Lien Facility Secured Parties with respect to such Additional Parity Lien Facility (or binding upon them through one or more of their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, Refinanced or extended from time to time in accordance with the provisions of this Agreement.

“Additional Parity Lien Facility Obligations” means the “Obligations” as defined in the applicable Additional Parity Lien Facility Documents and all other obligations of the Grantors from time to time arising under or in respect of the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the Indebtedness for borrowed money outstanding under each Additional Parity Lien Facility, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors under the Additional Parity Lien Facility Documents owing to the Additional Parity Lien Facility Secured Parties (in their capacity as such). For the avoidance of doubt, as of the date hereof, there are no Additional Parity Lien Facility Obligations outstanding.

“Additional Parity Lien Facility Representative” means the administrative agent, trustee or similar entity for the lenders or holders of obligations, as applicable, under the Additional Parity Lien Facility, together with its successors and permitted assigns.

“Additional Parity Lien Facility Secured Parties” means, at any relevant time, subject to Section 5.7, the holders of any Additional Parity Lien Facility Obligations at that time, including each Additional Parity Lien Facility Representative.

“Affiliate” means, with respect to any Person, each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; provided, however, that in no case shall the First Lien Administrative Agent, any First Lien Lender, or the Second Lien Collateral Agent or any other Second Lien Secured Party be deemed to be an Affiliate of any Grantor for purposes of this Agreement. For the purpose of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Collateral Agency and Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Amendment” has the meaning assigned to that term in the recitals hereto.

“Authority” has the meaning assigned to that term in the recitals hereto.

“Bankruptcy Code” means Title I of the Bankruptcy Reform Act of 1978, as amended and codified as Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Cap Amount” means $700 million, minus the amount of any First Lien Obligations (1) retired with the Net Proceeds from any Asset Sale or Event of Loss (as each such term is defined in the Second Lien Indenture) applied to permanently reduce the outstanding amounts and the commitments with respect to such Indebtedness or (2) assumed by a transferee in an Asset Sale.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Second Lien Collateral.

“Debt Representative” means each of the Second Lien Trustee and each Additional Parity Lien Facility Representative.

“DIP Financing” has the meaning assigned to that term in Section 6.1.

“Discharge of First Lien Obligations” means, except to the extent otherwise provided in Section 5.5 hereof, (a) payment in full in cash of the principal of, interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the First Lien Loan Agreement, whether or not allowed or allowable in such proceeding) and premium (if any) on all First Lien Obligations outstanding under the First Lien Loan Documents (including all reimbursement obligations in respect of letters of credit issued thereunder), (b) payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any contingent obligations for which no demand or claim has been made), (c) termination or cash collateralization of all letters of credit issued under the First Lien Loan Documents (in an amount reasonably satisfactory to the First Lien Administrative Agent; provided such cash collateralization shall not exceed 105% of the aggregate undrawn amount of such letters of credit), and (d) termination of all other commitments of the First Lien Secured Parties to extend credit under the First Lien Loan Documents.

“Disposition” has the meaning assigned to that term in Section 5.1(b).

“Excluded Assets” has the meaning assigned to that term in the Indenture.

“First Lien Administrative Agent” has the meaning assigned to that term in the preamble hereto; provided that following a Refinancing in respect of the First Lien Loan Agreement made in accordance with Section 5.5, such term shall mean the New Agent.

“First Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any First Lien Obligations, including, without limitation, any revenues of any Grantor, irrespective of whether such Grantor has deposited such revenues into a deposit account subject to an account control agreement.

“First Lien Joinder” means a joinder agreement substantially in the form of Exhibit B-1 hereto.

“First Lien Lenders” means the “Lenders” under and as defined in the First Lien Loan Documents. Following a Refinancing in respect of the First Lien Loan Agreement made in accordance with Section 5.5, all lenders, noteholders and other entities (other than the Grantors and their respective Affiliates) that provide Refinancing Indebtedness or otherwise provide credit support or credit products arising under or evidenced by the Refinance Documents, and that are secured by the First Lien Collateral under the Refinance Documents, shall be deemed for all purposes to be “First Lien Lenders.”

“First Lien Loan Agreement” has the meaning assigned to that term in the recitals hereto.

“First Lien Loan Documents” means the First Lien Loan Agreement and the other Loan Documents (as defined in the First Lien Loan Agreement), and each of the other agreements, documents and instruments providing for or evidencing any other First Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, including any intercreditor or joinder agreement among holders of

First Lien Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.

“First Lien Loans” means “Loans” under and as defined in the First Lien Loan Agreement. Following a Refinancing in respect of the First Lien Loan Agreement made in accordance with Section 5.5, all loans constituting Refinancing Indebtedness made by the First Lien Lenders under the applicable Refinance Documents shall be deemed for all purposes to be “First Lien Loans.”

“First Lien Obligations” means (a) the “Obligations” as defined in the First Lien Loan Agreement and all other obligations of the Authority and the Guarantors from time to time arising under the First Lien Loan Agreement under or in respect of the due and punctual payment of (i) the principal of, interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in such proceeding) and premium (if any) in respect of the First Lien Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Authority or any Guarantor under the First Lien Loan Documents in respect of any Letter of Credit (as defined in the First Lien Loan Agreement), when and as due, including payments in respect of reimbursement obligations, interest thereon and obligations to provide cash collateral in respect thereof and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Authority or any Guarantor under the First Lien Loan Agreement or any of the other First Lien Loan Documents, and (b) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to any First Lien Lender, any Affiliate of a First Lien Lender or the First Lien Administrative Agent arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfer of funds, in the case of clause (b), to the extent such obligations are secured by the First Lien Collateral. Following a Refinancing in respect of the First Lien Loan Agreement made in accordance with Section 5.5, all obligations (including but not limited to Refinancing Indebtedness) arising under or evidenced by the Refinance Documents shall constitute for all purposes, and be determined in accordance with this definition of, “First Lien Obligations.”

Notwithstanding the foregoing, if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under the First Lien Loan Agreement and the other First Lien Loan Documents plus (2) the aggregate face amount of any letters of credit issued but not reimbursed under the First Lien Loan Agreement, is in excess of the Cap Amount, then the portion of such Indebtedness and such aggregate face amount of letters of credit in excess of the Cap Amount shall be not be included in the First Lien Obligations, and interest and reimbursement obligations related to such Indebtedness and letters of credit not included in First Lien Obligations shall not be included in the First Lien Obligations.

“First Lien Secured Parties” means, at any relevant time, the First Lien Administrative Agent and the holders of First Lien Obligations at that time, including, without limitation, the First Lien Lenders.

“First Lien Security Documents” means the Collateral Documents (as defined in the First Lien Loan Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing the First Lien Obligations or under which rights or remedies with respect to such Liens are governed, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.

“First Lien Subsidiary Guaranty” has the meaning assigned to that term in the recitals hereto.

“Governmental Authority” means the government of the United States of America, or the Tribe, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor Joinder” means a joinder agreement substantially in the form of Exhibit A hereto.

“Grantors” means the Authority, each Guarantor, and each other Person that has or may from time to time hereafter execute and deliver a First Lien Security Document or a Second Lien Security Document as a “Grantor” (or the equivalent thereof).

“Guarantors” has the meaning assigned to that term in the recitals hereto.

“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the meaning of the First Lien Loan Agreement, the Second Lien Indenture or any Additional Parity Lien Facility, as applicable.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the Second Lien Security Documents, including any of the foregoing relating to the use of proceeds of any Second Lien Notes or any Additional Parity Lien Facility Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against any Grantor or any of their respective subsidiaries or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning assigned to that term in Section 8.24(a).

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of any Grantor’s assets;

(c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust, UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing.

“Lien Enforcement Action” has the meaning assigned to that term in Section 3.1(a).

“New Agent” has the meaning assigned to that term in Section 5.5(f).

“New First Lien Debt Notice” has the meaning assigned to that term in Section 5.5(f).

“Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Authority by two officers of the Authority, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Authority, including (a) a statement that the Persons executing such certificate have read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based, (c) a statement that, in the opinion of such Persons, they have made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such covenant or condition has been satisfied, and (d) a statement as to whether or not, in the opinion of such Persons, such condition or covenant has been satisfied.

“Parity Lien Debt Default” means the occurrence of any of the following:

(a) an “Event of Default” under and as defined in the Second Lien Indenture; or

(b) any event or condition which, under the terms of any Additional Parity Lien Facility, causes, or permits holders of the Additional Parity Lien Facility Obligations with respect to such Additional Parity Lien Facility to cause, such Additional Parity Lien Facility Obligations to become immediately due and payable.

“Parity Lien Joinder” means a joinder agreement substantially in the form of Exhibit B-2 hereto.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Collateral” has the meaning assigned to that term in Section 5.4.

“Recovery” has the meaning assigned to that term in Section 6.5.

“Refinance” means, in respect of any Indebtedness, to refinance or replace, or to issue other indebtedness (“Refinancing Indebtedness”), in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinance Agreement” means, in respect of any Refinancing Indebtedness, the definitive credit or loan agreement governing such Refinancing Indebtedness, as amended, restated, supplemented, modified or Refinanced from time to time.

“Refinance Documents” means, in respect of any Refinancing Indebtedness, the Refinance Agreement governing such Refinancing Indebtedness, together with all of the promissory notes evidencing the same, all guaranties thereof and all Refinance Security Documents, and each of the other agreements, documents and instruments providing for or evidencing any other obligation in respect of such Refinancing Indebtedness, and any other document or instrument executed or delivered at any time in connection with any Refinance Agreement, including any intercreditor or joinder agreement among holders of Refinancing Indebtedness, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.

“Refinance Security Documents” means, in respect of any Refinancing Indebtedness, the “Security Documents” as defined in the applicable Refinance Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing the obligations of the Grantors in respect of such Refinancing Indebtedness or under which rights or remedies with respect to such Liens are governed, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.

“Refinancing Indebtedness” the meaning assigned to that term in the defined term “Refinance.”

“Required Second Lien Secured Parties” means:

(a) at any time when no Additional Parity Lien Facility Debt is outstanding, Second Lien Secured Parties owed or holding more than 50% of the aggregate principal amount of indebtedness constituting Second Lien Note Obligations, or such other requisite percentage or number of Second Lien Note Secured Parties (or the Second Lien Trustee, on behalf of the Second Lien Note Secured Parties) as is permitted by, and in accordance with, the Second Lien Indenture; or

(b) otherwise, Second Lien Secured Parties owed or holding more than 50% of the sum of, without duplication:

(i) the aggregate principal amount of indebtedness constituting Second Lien Note Obligations;

(ii) the aggregate principal amount of the loans and other advances outstanding under each Additional Parity Lien Facility; and

(iii) other than in connection with the exercise of remedies, the aggregate amount of all other outstanding unexpired or uncanceled commitments to extend credit (if any) under each Additional Parity Lien Facility and outstanding at such time that, when funded, would constitute Additional Parity Lien Facility Obligations;

provided, however, that, in the case of clauses (ii) and (iii) above, if any Additional Parity Lien Facility Secured Party shall be a “defaulting lender” (howsoever defined in the relevant Additional Parity Lien Facility Document at such time), there shall be excluded from the determination of Required Second Lien Secured Parties: (x) the aggregate principal amount of loans and other advances owing to such Additional Parity Lien Facility Secured Party under such Additional Parity Lien Facility Document at such time, and (y) such Additional Parity Lien Facility Secured Party’s pro rata share of the outstanding commitments to extend credit (if any) under such Additional Parity Lien Facility Document at such time.

For purposes of this definition, (x) votes will be determined in accordance with the provisions of Section 8.18(a) and (y) any Second Lien Obligations registered in the name of, or owned or held by the Authority or any other Guarantor or any of their respective Affiliates shall be disregarded.

“Second Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Second Lien Obligations.

“Second Lien Collateral Agent” has the meaning assigned to that term in the preamble hereto.

“Second Lien Documents” means, collectively, the Second Lien Note Documents and the Additional Parity Lien Facility Documents.

“Second Lien Indenture” has the meaning assigned to that term in the recitals hereto.

“Second Lien Note Documents” means the Second Lien Indenture, the Second Lien Notes, the Second Lien Security Documents and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Note Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Note Obligations, including the Second Lien Security Documents and any intercreditor or joinder agreement among holders of Second Lien Note Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, Refinanced or extended from time to time.

“Second Lien Note Obligations” means the Note Obligations (as defined in the Second Lien Indenture) and all other obligations of the Authority and the Guarantors from time to time arising under or in respect of the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the Second Lien Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Authority and the Guarantors under the Second Lien Indenture and the other Second Lien Note Documents owing to the Second Lien Note Secured Parties (in their capacity as such).

“Second Lien Note Secured Parties” means the holders of Second Lien Notes, the Second Lien Trustee, the Second Lien Collateral Agent and any other holder of Second Lien Note Obligations.

“Second Lien Notes” means the 11 1/2% senior secured notes due 2017 in an aggregate principal amount of $200,000,000 issued pursuant to the Second Lien Indenture, and any other senior secured notes issued from time to time under the Second Lien Indenture.

“Second Lien Obligations” means (a) the Second Lien Note Obligations and (b) subject to Section 5.7, the Additional Parity Lien Facility Obligations.

“Second Lien Secured Parties” means, at any relevant time, (a) the Second Lien Note Secured Parties and (b) the Additional Parity Lien Facility Secured Parties.

“Second Lien Security Documents” means the Security Documents (as defined in the Second Lien Indenture), each Grantor Joinder and any other agreement, document or instrument pursuant to which a Lien is granted securing the Second Lien Obligations or under which rights or remedies with respect to such Liens are governed, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.

“Second Lien Subsidiary Guaranty” has the meaning assigned to that term in the recitals hereto.

“Second Lien Trustee” has the meaning assigned to that term in the preamble hereto.

“Standstill Period” has the meaning assigned to that term in Section 3.1(a).

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

Section 1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise: (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, Refinanced or otherwise modified; (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns; (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (d) all references herein to Sections shall be construed to refer to Sections of this Agreement; (e) any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.3 Interpretive Effect of Refinancing. Following a Refinancing of the First Lien Obligations made in accordance with the terms of this Agreement (including Sections 5.3 and 5.5), each reference to the First Lien Loan Agreement hereunder shall be deemed for all purposes to be a reference to the associated Refinancing Agreement, each reference to the First Lien Loan Documents hereunder shall be deemed for all purposes to be a reference to the associated Refinance Documents, each reference to First Lien Loans shall be deemed for all purposes to be a reference to the associated Refinancing Indebtedness, and each reference to First Lien Security Documents shall be deemed for all purposes to be a reference to the Refinancing Security Documents.

ARTICLE II - LIEN PRIORITIES

Section 2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Second Lien Note Documents or Additional Parity Lien Facility Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the First Lien Obligations or any other circumstance whatsoever, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby agrees that:

(a) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Administrative Agent or any First Lien Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations;

(b) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Collateral Agent or any Second Lien Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations; and

(c) all Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of any Grantor or any other Person.

Section 2.2 Prohibition on Contesting Liens. Each of the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, and the First Lien Administrative Agent, for itself and on behalf of each First Lien Secured Party, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, attachment, validity or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in the First Lien Collateral or by or on behalf of any of the Second Lien Secured Parties in the Second Lien Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Secured Party or any Second Lien Secured Party to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1.

Section 2.3 No New Liens. Following the date hereof, and with respect to clauses (a) and (b) below, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Grantors, the parties hereto agree that the Grantors shall not, and shall not permit any other Grantor to:

(a) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations which shall be senior to the Lien securing the Second Lien Obligations as provided in this Agreement;

(b) grant or permit any additional Liens on any asset or property to secure any First Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations which shall be junior to the Lien securing the First Lien Obligations as provided in this Agreement; provided, however, that, notwithstanding anything herein to the contrary, in no event shall any Grantor be required to grant or permit any additional Liens on any Excluded Assets to secure the Second Lien Obligations (but only for so long as such asset or property constitutes Excluded Assets); or

(c) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants an equal and ratable Lien on such asset or property to secure all other Second Lien Obligations.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Administrative Agent and/or the other First Lien Secured Parties, the Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

Section 2.4 Similar Liens. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be substantially identical. In furtherance of the foregoing and of Section 9.10, the parties hereto agree, subject to the other provisions of this Agreement, upon reasonable request by the First Lien Administrative Agent or the Second Lien Collateral Agent, to cooperate in good faith (and to direct their respective counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents, the Second Lien Note Documents and the Additional Parity Lien Facility Documents.

Section 2.5 Acknowledgment of Second Lien Security Interests.

(a) Each of the Second Lien Trustee, for itself and on behalf of each Second Lien Note Secured Party, and each Additional Parity Lien Facility Representative, for itself and on behalf of each Additional Parity Lien Facility Secured Party, acknowledges and agrees that, pursuant to the Second Lien Security Documents, each of the applicable Grantors has granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, a security interest in all such Grantor’s rights, title and interest in, to and under the Second Lien Collateral to secure the payment and performance of all present and future Second Lien Obligations. Each of the Second Lien Trustee, for itself and on behalf of each Second Lien Note Secured Party, and each Additional Parity Lien Facility Representative, for itself and on behalf of each Additional Parity Lien Facility Secured Party, acknowledges and agrees that, pursuant to the Second Lien Security Documents, the aforementioned security interest granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, shall for all purposes and at all times secure the Second Lien Note Obligations and the Additional Parity Lien Facility Obligations (if any) on an equal and ratable basis.

(b) The Second Lien Collateral Agent and its successors and assigns under this Agreement will act for the benefit solely and exclusively of all present and future Second Lien Secured Parties and will hold the Second Lien Collateral and the Liens thereon as security for the payment and performance of all present and future Second Lien Obligations, in each case, under terms and conditions of this Agreement and the Second Lien Security Documents.

ARTICLE III - ENFORCEMENT

Section 3.1 Exercise of Remedies.

(a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Grantors, the Second Lien Secured Parties:

(1) will not exercise or seek to exercise any rights or remedies with respect to any Collateral or take possession of, sell or otherwise realize (judicially or nonjudicially) upon any of the Collateral (including, without limitation, through the notification of account debtors or the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Second Lien Secured Party is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure) (any such action, a “Lien Enforcement Action”); provided, however, that prior to the Discharge of First Lien Obligations with respect to the First Lien Loan Agreement as in effect on the date hereof and as it may be amended after the date hereof in accordance with the terms hereof (for the avoidance of doubt, without giving effect to Section 5.5 and subject to Section 5.3(a)(2)), whether through a Refinancing or otherwise, the Second Lien Collateral Agent may exercise any or all such rights or remedies after the passage of a period of at least 120 days has elapsed since the later of: (i) the date on which the applicable Debt Representative declares the existence of a Parity Lien Debt Default under the applicable Second Lien Documents of any Series so long as such Parity Lien Debt Default is continuing and demands the repayment of all the principal amount of the Second Lien Obligations of such Series; and (ii) the date on which the First Lien Administrative Agent receives notice from the Second Lien Collateral Agent or the applicable Debt Representative of such declaration of a Parity Lien Debt Default so long as such Parity Lien Debt Default is continuing (the “Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Second Lien Collateral Agent or any other Second Lien Secured Party exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, the First Lien Administrative Agent or any other First Lien Secured Party shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of the Collateral and shall have provided notice of such exercise to the Second Lien Collateral Agent;

(2) will not contest, protest, hinder, delay or object to any foreclosure proceeding or action brought by any First Lien Secured Party or any other exercise by any First Lien Secured Party of any rights and remedies relating to the Collateral under the First Lien Loan Documents or otherwise; and

(3) subject to their rights under Section 3.1(a)(1), except as may be permitted in Section 3.1(c), will not object to the forbearance by the First Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral;

provided that, in the case of (1), (2) and (3) of this Section 3.1(a), the Liens granted to secure the Second Lien Obligations shall attach to any proceeds resulting from actions taken by the First Lien Administrative Agent or any other First Lien Secured Party in accordance with this Agreement subject to the relative priorities described in Section 2.

(b) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, subject to Section 3.1(a)(1), the First Lien Secured Parties shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the exercise of remedies or with respect to the Collateral without any consultation with or the consent of any Second Lien Secured Party; provided that, subject to Section 5.1, the Lien securing the Second Lien Obligations shall remain on the proceeds of such Collateral disposed of in connection with such exercise of remedies subject to the relative priorities described in Section 2 and only to the extent such proceeds were not applied to the Discharge of First Lien Obligations. In exercising rights and remedies with respect to the Collateral, the First Lien Administrative Agent and the other First Lien Secured Parties may enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the right to an agent appointed by the First Lien Administrative Agent or any other First Lien Secured Party to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or Disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding anything to the contrary in this Agreement, the Second Lien Collateral Agent and any other Second Lien Secured Party may:

(1) file a claim or statement of interest with respect to the Second Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(2) take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any of the First Lien Secured Parties to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

(3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties, including any claims secured by the Collateral, if any, or otherwise make any agreements or file any motions or objections pertaining to the claims of the Second Lien Secured Parties, in each case in accordance with and not inconsistent with the terms of this Agreement;

(4) file any pleadings, objections, motions or agreements (x) which assert rights or interests available to unsecured creditors of the Grantors or (y) in the case of a sale or other Disposition of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code, which assert rights or interests available to secured creditors of the Grantors, in each case arising under either any Insolvency or Liquidation Proceeding or applicable non-Bankruptcy Law, in each case not inconsistent with the terms of this Agreement;

(5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with and not inconsistent with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral; and

(6) exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(1).

Subject to Sections 3.1(a), 3.1(c) and 6.3(b), the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any Lien Enforcement Action in its capacity as a creditor until the Discharge of First Lien Obligations shall have occurred or as otherwise expressly permitted under this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Section 3.1(a), this Section 3.1(c) and Section 6.3(b), the sole right of the Second Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(d) Subject to Sections 3.1(a), 3.1(c) and 6.3(b):

(1) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that the Second Lien Secured Parties will not take any action with respect to the Collateral that would hinder any exercise of remedies under the First Lien Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other Disposition of the Collateral, whether by foreclosure or otherwise;

(2) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, hereby waives any and all rights it or the Second Lien Secured Parties may have as junior lien creditors or otherwise to object to the manner in which the First Lien Administrative Agent or any other First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Administrative Agent or the First Lien Secured Parties is adverse to the interest of the Second Lien Secured Parties; and

(3) the Second Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Security Documents or any other Second Lien Note Document or Additional Parity Lien Facility Document (other than this Agreement) shall be effective to restrict or be deemed to restrict in any way the rights and remedies of the First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Loan Documents.

(e) Except as otherwise specifically set forth or referred to in Section 3.1(d), the Second Lien Collateral Agent and the Second Lien Secured Parties may exercise rights and remedies as unsecured creditors against any Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Note Documents, the Additional Parity Lien Facility Documents and applicable law; provided that, in the event that any Second Lien Secured Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the Second Lien Obligations are subject to this Agreement.

(f) Section 3.1 hereof shall not be construed to in any way limit or impair the right of (i) any First Lien Secured Party or any Second Lien Secured Party to bid for or purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by any of them and (ii) any Second Lien Secured Party’s right to receive any remaining proceeds of Collateral after the Discharge of First Lien Obligations.

(g) Nothing in this Agreement shall prohibit the receipt by any of the Second Lien Secured Parties of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations as set forth in the Second Lien Note Documents as in effect on this date (subject to any modifications thereto permitted pursuant to Section 5.3(b)) or in the Additional Parity Lien Facility Documents as in effect on the date on which a fully executed Parity Lien Joinder in respect of the applicable Additional Parity Lien Facility shall have been delivered in accordance with Section 5.7 (subject to any modifications thereto permitted pursuant to Section 5.3(c)), so long as, to the extent Sections 3.1(a), 3.1(c) and 6.3(b) do not apply, such receipt is not the direct or indirect result of any Lien Enforcement Action or other enforcement in each case with respect to the Collateral in contravention of this Agreement.

(h) Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Secured Parties may have with respect to the First Lien Collateral.

ARTICLE IV - PAYMENTS

Section 4.1 Application of Proceeds.

(a) So long as the Discharge of First Lien Obligations has not occurred, any Collateral (including, without limitation, any revenue of any Grantor, irrespective of whether such Grantor has deposited such revenue into a deposit account subject to an account control agreement) or proceeds thereof received by the First Lien Administrative Agent in connection with the sale or other Disposition of, or collection or realization on, such Collateral by the First Lien Administrative Agent whether or not in any Insolvency or Liquidation Proceeding or upon the exercise of any rights or remedies relating to the Collateral by the First Lien Administrative Agent and all payments or distributions of any kind received in connection with the same, shall be applied by the First Lien Administrative Agent first to the First Lien Obligations in such order as specified in the relevant First Lien Loan Documents. Upon the Discharge of First Lien Obligations, any remaining Collateral or proceeds thereof shall be delivered to the Second Lien Collateral Agent in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in the order specified in Section 4.1(b).

(b) The Second Lien Collateral Agent shall apply the proceeds of any sale or other Disposition of, or collection or realization on, any Second Lien Collateral, subject to Section 4.2, in accordance with Section 8.25.

Section 4.2 Payments Over. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any of the Second Lien Secured Parties (a) in connection with any Insolvency or Liquidation Proceeding, (b) in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or (c) in contravention of this Agreement, shall be segregated and held in trust and forthwith paid over to the First Lien Administrative Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Administrative Agent is hereby authorized to make any such endorsements as agent for the any such Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

ARTICLE V - OTHER AGREEMENTS

Section 5.1 Releases.

(a) If in connection with the exercise of the First Lien Administrative Agent’s remedies in respect of the Collateral provided for in Section 3.1, the First Lien Administrative Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Second Lien Collateral Agent, for itself and/or for the benefit of the Second Lien Secured Parties, on such part of the Collateral shall be automatically, unconditionally and simultaneously released without the need for any consent or other action on the part of any Second Lien Secured Party. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Secured Parties, promptly shall execute and deliver to the First Lien Administrative Agent such termination statements, releases and other documents as the First Lien Administrative Agent or such Grantor may request to effectively confirm such release.

(b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of the First Lien Loan Documents, the Second Lien Indenture and the Additional Parity Lien Facility Documents (if any) (other than in connection with the exercise of the First Lien Administrative Agent’s remedies in respect of the Collateral provided for in Section 3.1), the First Lien Administrative Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Secured Parties, on such Collateral shall be automatically, unconditionally and simultaneously released without the need for any consent or other action on the part of the Collateral Agent, the Authority, any Restricted Subsidiary (as such term is defined in the Second Lien Indenture) or any Second Lien Secured Party; provided, however, that, if the Liens securing the First Lien Obligations are released in connection with the Discharge of First Lien Obligations, the Liens securing the Second Lien Obligations on the Collateral will not be required to be released except to the extent the Collateral or any portion thereof is disposed or otherwise transferred or used in order to repay the First Lien Obligations secured by such Collateral. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Secured Parties, promptly shall execute and deliver to the First Lien Administrative Agent such termination statements, releases and other documents as the First Lien Administrative Agent may request to effectively confirm such release.

(c) Until the Discharge of First Lien Obligations occurs, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, hereby irrevocably constitutes and appoints the First Lien Administrative Agent and any officer or agent of the First Lien Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact, coupled with an interest, with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent or such holder or in the First Lien Administrative Agent’s own name, from time to time in the First Lien Administrative Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1 and Section 5.2, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1 and Section 5.2, including any endorsements or other instruments of transfer or release.

(d) To the extent that any First Lien Secured Party obtains any new liens or additional guaranties from any Grantor, then the Second Lien Collateral Agent, for itself and for the Second Lien Secured Parties, shall be granted a Lien on any such Collateral, subject to the Lien subordination provisions of this Agreement, and an additional guaranty, as the case may be; provided, however, that, notwithstanding anything herein to the contrary, in no event shall any Grantor be required to grant or permit any additional Liens on any Excluded Assets to secure any Second Lien Obligation (but only for so long as any such asset or property constitutes Excluded Assets).

(e) The Liens granted to secure the First Lien Obligations and the Second Lien Obligations shall attach to any proceeds resulting from actions taken as contemplated by Sections 5.1(a) and 5.1(b), subject to the relative priorities and provisions described herein, including, without limitation, Sections 2.1 and 3.1, and in the case of the Liens granted to secure the First Lien Obligations, subject to clause (f) below.

(f) Upon the Discharge of First Lien Obligations, the First Lien Administrative Agent’s Liens upon the Collateral will be automatically released and the First Lien Administrative Agent shall deliver all Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), first, to the Second Lien Collateral Agent to the extent Second Lien Obligations remain outstanding, and second, to the Grantors to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The First Lien Administrative Agent further agrees to take all other action reasonably requested by the Second Lien Collateral Agent following the Discharge of First Lien Obligations, at the sole expense of the Grantors, in connection with the Second Lien Collateral Agent obtaining a first-priority interest in the Pledged Collateral, subject to Permitted Liens (as such term is defined in the Second Lien Indenture) or as a court of competent jurisdiction may otherwise direct.

Section 5.2 Insurance; Condemnation. Unless and until the Discharge of First Lien Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the First Lien Loan Documents, the First Lien Secured Parties shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. In furtherance of the foregoing, the First Lien Administrative Agent shall be authorized to instruct any issuer of insurance with respect to the Collateral for any Grantor to pay any checks in respect of the Collateral only to the First Lien Administrative Agent and, if for any reason the Second Lien Collateral Agent is named on any such check, the Second Lien Collateral Agent shall promptly sign all documents necessary to enable the First Lien Administrative Agent to deposit such check and receive the funds payable under such check (the First Lien Administrative Agent may, at its option, execute such documents on behalf of the Second Lien Collateral Agent under the powers granted under Section 5.1(b)). Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral and to the extent required by the First Lien Loan Documents shall be paid to the First Lien Administrative Agent for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Loan Documents (including, without limitation, for purposes of cash collateralization of letters of credit thereunder) and thereafter, to the extent no First Lien Obligations are outstanding, and subject to the rights of the Grantors under the Second Lien Note Documents and the Additional Parity Lien Facility Documents (if any), to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties to the extent required under the Second Lien Note Documents and/or the Additional Parity Lien Facility Documents and then, to the extent no Second Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if any of the Second Lien Secured Parties shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the First Lien Administrative Agent in accordance with the terms of Section 4.2.

Section 5.3 Amendments to First Lien Loan Documents, Second Lien Note Documents and Additional Parity Lien Facility Documents.

(a) The First Lien Loan Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the First Lien Obligations may be Refinanced in whole or in part, in each case, without notice to, or the consent of the Second Lien Collateral Agent, any Additional Parity Lien Facility Representative or the Second Lien Secured Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that (i) in the case of such a Refinancing transaction, (A) if such Refinancing Indebtedness will constitute First Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.5, (B) if such Refinancing Indebtedness will constitute Second Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Section 5.7, and (C) any such Refinancing Indebtedness shall not be permitted to constitute both First Lien Obligations and Second Lien Obligations, and (ii) any such amendment, restatement, supplement, modification or Refinancing shall not, without the consent of the Second Lien Collateral Agent:

(1) increase the aggregate sum (without duplication) of the following in excess of the Cap Amount: (x) the then outstanding aggregate principal amount of the loans under the First Lien Loan Agreement or the Refinance Documents, as applicable, plus (y) the aggregate amount of all undrawn commitments to extend credit under the First Lien Loan Agreement or the Refinance Documents, as applicable, plus (z) the aggregate amount available to be drawn under all outstanding letters of credit under the First Lien Loan Agreement or the Refinance Documents, as applicable, or

(2) contravene the provisions of this Agreement.

(b) The Second Lien Note Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms (provided that any such amendment, restatement, supplement or other modification does not contravene the provisions of this Agreement), and the Second Lien Note Obligations may be Refinanced, in each case, without notice to, or the consent (except to the extent a consent is required to permit such amendment, supplement or other modification or such Refinancing transaction under any First Lien Loan Document, any Second Lien Note Document or any Additional Parity Lien Facility Document) of any First Lien Secured Party or any Additional Parity Lien Facility Secured Party, all without affecting the Lien subordination or other provisions of this Agreement, provided, however, that, in the case of such a Refinancing transaction, (i) if such Refinancing Indebtedness will constitute First Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.5, (ii) if such Refinancing Indebtedness will constitute Second Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Section 5.7, and (iii) any such Refinancing Indebtedness shall not be permitted to constitute both First Lien Obligations and Second Lien Obligations.

(c) The Additional Parity Lien Facility Documents with respect to any Additional Parity Lien Facility may be amended, restated, supplemented or otherwise modified in accordance with their terms (provided that any such amendment, restatement, supplement or other modification does not contravene the provisions of this Agreement), and the Additional Parity Lien Facility Obligations with respect to such Additional Parity Lien Facility may be Refinanced, in each case, without notice to, or the consent (except to the extent a consent is required to permit such amendment, restatement, supplement or other modification or such Refinancing transaction under any First Lien Loan Document, any Second Lien Note Document or any Additional Parity Lien Facility Document) of any First Lien Secured Party or any Second Lien Secured Party, all without affecting the Lien subordination or other provisions of this Agreement, provided, however, that, in the case of such a Refinancing transaction, (i) if such Refinancing Indebtedness will constitute First Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.5, (ii) if such Refinancing Indebtedness will constitute Second Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Section 5.7, and (iii) any such Refinancing Indebtedness shall not be permitted to constitute both First Lien Obligations and Second Lien Obligations.

(d) The Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, agrees that each Second Lien Security Document shall include the following language (or language to similar effect approved by the First Lien Administrative Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Collateral Agency and Intercreditor Agreement dated as of October 26, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) by and among Mohegan Tribal Gaming Authority, Mohegan Basketball Club, LLC, Mohegan Golf, LLC, Mohegan Commercial Ventures PA, LLC, Mohegan Ventures-Northwest, LLC, Mohegan Ventures Wisconsin, LLC, MTGA Gaming, LLC, Wisconsin Tribal Gaming, LLC, Downs Racing, L.P., a Pennsylvania limited partnership, Backside, L.P., Mill Creek Land, L.P., Bank of America, N.A., as First Lien Administrative Agent, and U.S. Bank National Association, as Second Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

Section 5.4 Bailee for Perfection.

(a) The First Lien Administrative Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the First Lien Secured Parties and as bailee for the Second Lien Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and any assignee of the Second Lien Collateral Agent solely for the purpose of perfecting the security interest granted under the First Lien Loan Documents and the Second Lien Note Documents (and, if applicable, the Additional Parity Lien Facility Documents), respectively, subject to the terms and conditions of this Section 5.4. In the event that the Second Lien Collateral Agent or any other Second Lien Secured Party shall come into possession of any Pledged Collateral prior to the Discharge of First Lien Obligations in contravention of this Agreement, then the Second Lien Collateral Agent or such other Second Lien Secured Party, as applicable, shall deliver such Pledged Collateral to the First Lien Administrative Agent.

(b) The First Lien Administrative Agent shall have no obligation whatsoever to the First Lien Secured Parties or the Second Lien Secured Parties to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the First Lien Administrative Agent to the Second Lien Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee for the benefit of and on behalf of the First Lien Secured Parties and the Second Lien Collateral Agent in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (d) below.

(c) The First Lien Administrative Agent acting pursuant to this Section 5.4 shall not have by reason of the First Lien Security Documents, the Second Lien Security Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Secured Parties or any Second Lien Secured Party.

(d) Until the Discharge of First Lien Obligations has occurred, the First Lien Administrative Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First Lien Loan Documents as if the Liens of the Second Lien Collateral Agent under the Second Lien Security Documents did not exist. Until the Discharge of First Lien Obligations has occurred, the rights of the Second Lien Collateral Agent shall at all times be subject to the terms of this Agreement.

Section 5.5 When Discharge of First Lien Obligations Deemed to Not Have Occurred; Additional First Lien Indebtedness.

(a) If concurrently with the Discharge of First Lien Obligations, the Authority enters into any Refinancing in full of the then existing First Lien Obligations, which Refinancing is permitted by this Agreement (including Section 5.3(a)(2)), the Second Lien Indenture and the terms thereof and the Additional Parity Lien Facility Documents and the terms thereof, in each case, as in effect on the date hereof, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken or the effectiveness of the provisos in Section 3.1(a)(i) as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which such Refinancing Indebtedness is incurred in accordance with the terms hereof, the obligations under such Refinancing shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the New Agent (as hereinafter defined) under such new First Lien Loan Documents shall be the First Lien Administrative Agent for all purposes of this Agreement.

(b) The Grantors will be permitted, subject to Section 5.3, to (i) Refinance the First Lien Obligations in full or (ii) in the event that no First Liens Obligations are then outstanding and the Discharge of First Lien Obligations shall have occurred with respect to the most recent First Lien Obligations, incur new First Lien Obligations under a new First Lien Loan Document (the Indebtedness incurred under clause (i) or (ii) shall be referred to in this Section 5.5 as “Additional First Lien Indebtedness”), and in connection therewith, designate as a holder of First Lien Obligations hereunder lenders and agents (including any New Agent) thereunder, in each case only to the extent the Refinancing Indebtedness or new Indebtedness is incurred in accordance with the terms of this Agreement (including Section 5.3 and this Section 5.5). The Grantors shall effect such designation by delivering to the Second Lien Collateral Agent, with copies to the Second Lien Trustee and to each previously identified Additional Parity Lien Facility Representative, each of the following:

(i) on or prior to the date on which such Additional First Lien Indebtedness is incurred, an Officers’ Certificate stating that the Grantors intend to incur such Additional First Lien Indebtedness as Refinancing Indebtedness or Indebtedness under a new First Lien Loan Document, and certifying that (A) such incurrence is permitted and does not violate or result in any default under the Second Lien Note Documents or any then existing Additional Parity Lien Facility Document (other than any incurrence of First Lien Obligations that would simultaneously repay all First Lien Obligations under the First Lien Loan Documents under which such default would arise) and (B) the definitive documentation associated with such Additional First Lien Indebtedness contains a written agreement of the holders of such Indebtedness, for the enforceable benefit of all holders of existing and future Second Lien Obligations, and each existing and future Debt Representative as follows: (x) that the holders of all obligations associated with such Additional First Lien Indebtedness are bound by the provisions of, and agree to the terms of, this Agreement and (y) consenting to and directing the New Agent or other representative with respect to such Additional First Lien Indebtedness to perform its obligations under this Agreement; provided that such Additional First Lien Indebtedness shall not be permitted to constitute Indebtedness in respect of both First Lien Obligations and Second Lien Obligations;

(ii) evidence that the Grantors have duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intend to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations to ensure that such Additional First Lien Indebtedness is secured by the First Lien Collateral in accordance with this Agreement and the First Lien Security Documents (including any opinions reasonably requested by the New Agent to confirm the validity and perfection of the First Lien Secured Parties’ Liens in the First Lien Collateral after giving effect to such Additional First Lien Indebtedness);

(iii) a written notice specifying the name and address of the New Agent or representative in respect of such Additional First Lien Indebtedness for purposes of Section 9.9; and

(iv) a copy of the executed First Lien Joinder, executed by the New Agent (on behalf of each First Lien Secured Party represented by it).

(c) Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (i) through (iv) of Section 5.5(b) to the Second Lien Collateral Agent and each then existing Debt Representative, the failure to so deliver a copy of any such document to the Second Lien Collateral Agent or any Debt Representative (other than the certification described in clause (i) of Section 5.5(b) and the executed First Lien Joinder referred to in clause (iv) of Section 5.5(b), which shall in all cases be required and which shall be delivered to the Second Lien Collateral Agent and each then existing Debt Representative no later than five Business Days prior to the incurrence of the First Lien Loan Documents governing such Additional First Lien Indebtedness) shall not affect the status of such Additional First Lien Indebtedness as First Lien Obligations entitled to the benefits of this Agreement if the other requirements of this Section 5.5 are complied with.

(d) If and to the extent requested by the New Agent, and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.5(b) to each of the Second Lien Trustee and each previously identified Additional Parity Lien Facility Representative, each Debt Representative will (to the extent the Additional First Lien Indebtedness is incurred in accordance with such Debt Representative’s applicable Second Lien Documents) confirm in writing (by countersigning and acknowledging the First Lien Joinder) that (i) the holders of such contemplated Additional First Lien Indebtedness will be First Lien Secured Parties hereunder and (ii) the obligations of such holders associated with such Additional First Lien Indebtedness are First Lien Obligations hereunder. The failure of any Debt Representative to so confirm in writing shall not affect the status of such obligations as First Lien Obligations entitled to the benefits of this Agreement if the other requirements of this Section 5.5 are complied with.

(e) Each of the Second Lien Collateral Agent and each then existing Debt Representative shall have the right to request that the Authority provide a copy of executed opinions of counsel to be provided to the New Agent or to the holders of any Additional First Lien Indebtedness incurred in accordance with this Section, to the Second Lien Collateral Agent, on behalf of all Second Lien Secured Parties, as to the Additional First Lien Indebtedness being secured by a valid and perfected security interest in the First Lien Collateral. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Authority or any other Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all applicable First Lien Loan Documents and Second Lien Documents.

(f) Upon receipt of a notice (the “New First Lien Debt Notice”) stating that the Authority has entered into a Refinancing in full in respect of the then existing First Lien Obligations or a new First Lien Loan Document in accordance with the terms hereof (which notice shall include the identity of the new administrative and/or collateral agent under the applicable Refinance Documents, or other new First Lien Administrative Agent, such agent, the “New Agent”), and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.5(b) to the Second Lien Collateral Agent, the Second Lien Collateral Agent shall promptly, at the Grantors’ cost and expense, (i) enter into such documents and agreements (including amendments, supplements or other modifications to this Agreement) as the Authority or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) deliver to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral).

(g) If the new First Lien Obligations under the new First Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the new First Lien Security Documents and this Agreement; provided, however, that, notwithstanding anything herein to the contrary, in no event shall any Grantor be required to grant or permit any additional Liens on any Excluded Assets to secure the Second Lien Obligations (but only for so long as any such asset or property constitutes a Excluded Assets).

Section 5.6 Appointment of First Lien Administrative Agent as collateral agent on behalf of Second Lien Collateral Agent. The Second Lien Collateral Agent on behalf of the Second Lien Secured Parties hereby appoints the First Lien Administrative Agent and the First Lien Administrative Agent agrees to act as collateral agent on behalf of the Second Lien Collateral Agent and the other Second Lien Secured Parties under each control agreement relating to any deposit accounts or securities accounts subject to a control agreement in favor of the First Lien Administrative Agent (the “Control Accounts”) solely for the purpose of perfecting the security interest of the Second Lien Collateral Agent and the other Second Lien Secured Parties in such Control Accounts granted under the Second Lien Documents, subject to the terms and conditions of this Section 5.

Until the Discharge of First Lien Obligations has occurred, the First Lien Administrative Agent shall be entitled to deal with the Control Accounts (and all deposits therein) in accordance with the terms of the First Lien Documents. The rights of the Second Lien Collateral Agent shall at all times be subject to the terms of this Agreement.

The First Lien Administrative Agent shall have no obligation whatsoever to the Second Lien Collateral Agent to assure that any of the Control Accounts or any deposits therein are genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.6. The duties or responsibilities of the First Lien Administrative Agent under this Section 5.6 shall be limited solely to holding the Control Accounts as agent in accordance with this Section 5.6 solely for perfection of the Second Lien Collateral Agent’s liens in such Control Accounts, and the First Lien Administrative Agent acting pursuant to this Section 5.6 shall not have a fiduciary relationship in respect of the Second Lien Collateral Agent or any Second Lien Secured Party.

Unless the Lien of the Second Lien Collateral Agent on such Collateral shall have been or concurrently is released, after the occurrence of the Discharge of First Lien Obligations, the First Lien Administrative Agent and the Grantors shall at the request of the Second Lien Collateral Agent have each control agreement assigned to the Second Lien Collateral Agent or otherwise have control of all Control Accounts transferred to the Second Lien Collateral Agent, in each case, to the extent that the Second Lien Documents would entitle the Second Lien Collateral Agent to have control over the Control Accounts.

For purposes of this Section 5.6, as security for the payment and performance in full of all the Second Lien Obligations each Grantor hereby grants to the First Lien Administrative Agent for the benefit of the Second Lien Collateral Agent and the other Second Lien Secured Parties a Lien on and security interest in all of the right, title and interest of such Grantor, in and to and under such Control Accounts and the cash, funds, checks, notes, “securities entitlements” (as such terms are defined in the UCC), instruments and other assets from time to time on deposit in any such Control Account, wherever located and whether now existing or hereafter arising or acquired from time to time.

Section 5.7 Additional Parity Lien Facilities.

(a) The Second Lien Collateral Agent will act as agent hereunder for, and perform its duties set forth herein on behalf of, each holder of Second Lien Obligations in respect of indebtedness that is incurred after the date hereof that:

(i) holds Additional Parity Lien Facility Obligations that are identified as such in accordance with the procedures set forth in clause (b) of this Section 5.7; and

(ii) signs, through its designated Additional Parity Lien Facility Representative identified pursuant to clause (b) of this Section 5.7, and delivers a Parity Lien Joinder.

(b) The Grantors will be permitted, subject to Section 5.3, to incur Indebtedness in respect of an Additional Parity Lien Facility and to designate as an additional holder of Second Lien Obligations hereunder lenders, agents and each Additional Parity Lien Facility Representative, as applicable, under such Additional Parity Lien Facility, in each case only to the extent such Additional Parity Lien Facility is incurred in accordance with the terms of this Agreement (including this Section 5.7) and only to the extent such incurrence is permitted under the terms of the First Lien Loan Documents and the Second Lien Documents. The Grantors shall effect such designation by delivering to the Second Lien Collateral Agent, with copies to the First Lien Administrative Agent, the Second Lien Trustee and to each previously identified Additional Parity Lien Facility Representative, each of the following:

(i) on or prior to the date on which such Additional Parity Lien Debt is incurred, an Officers’ Certificate stating that the Grantors intend to incur additional Indebtedness under such Additional Parity Lien Facility, and certifying that (A) such incurrence is permitted and does not violate or result in any default under the First Lien Loan Documents, the Second Lien Note Documents or any then existing Additional Parity Lien Facility Document (other than any incurrence of Second Lien Obligations that would simultaneously repay all First Lien Obligations or Second Lien Note Obligations, as applicable, under the First Lien Loan Documents or the Second Lien Loan Documents, as applicable, under which such default would arise) and (B) the definitive documentation associated with such Additional Parity Lien Facility contains a written agreement of the holders of such Indebtedness, for the enforceable benefit of all holders of existing and future First Lien Obligations, all other holders of existing and future Second Lien Obligations, and each existing and future First Lien Administrative Agent and each existing and future Debt Representative as follows: (x) that all Second Lien Obligations will be and are secured equally and ratably by all Liens granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, at any time granted by any Grantor to secure any Second Lien Obligations whether or not upon property otherwise constituting collateral to such Second Lien Obligations and that all Liens granted pursuant to the Second Lien Security Documents will be enforceable by the Second Lien Collateral Agent for the benefit of all holders of Second Lien Obligations equally and ratably as contemplated by this Agreement, (y) that the holders of Second Lien Obligations in respect of such Additional Parity Lien Facility are bound by the provisions of, and agree to the terms of, this Agreement, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens and (z) consenting to and directing the Second Lien Collateral Agent to perform its obligations under this Agreement and the Second Lien Security Documents; provided that such Additional Parity Lien Debt shall not be permitted to also constitute Indebtedness in respect of First Lien Obligations;

(ii) evidence that the Grantors have duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intend to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Parity Lien Facility Obligations in respect of such Additional Parity Lien Facility are secured by the Collateral in accordance with this Agreement and the Second Lien Security Documents (including any amendments to the applicable Second Lien Security Documents necessary to increase the amount of Second Lien Obligations secured thereby to an amount reasonably satisfactory to the Second Lien Collateral Agent and any opinions reasonably requested by the Second Lien Collateral Agent to confirm the validity and perfection of the Second Lien Secured Parties’ Liens in the Collateral after giving effect to such Additional Parity Lien Facility);

(iii) a written notice specifying the name and address of the Additional Parity Lien Facility Representative in respect of such Additional Parity Lien Facility for purposes of Section 9.9; and

(iv) a copy of the executed Parity Lien Joinder referred to in clause (a) above, executed by the new Additional Parity Lien Facility Representative (on behalf of each Additional Parity Lien Facility Secured Party represented by it).

(c) Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (i) through (iv) of Section 5.7(b) to the First Lien Administrative Agent, the Second Lien Collateral Agent and to each then existing Debt Representative, the failure to so deliver a copy of any such document to the First Lien Administrative Agent, the Second Lien Collateral Agent or to any such Debt Representative (other than the certification described in clause (i) of Section 5.7(b) and the Parity Lien Joinder referred to in clause (iv) of Section 5.7(b), which shall in all cases be required and which shall be delivered to each of the First Lien Administrative Agent, the Second Lien Collateral Agent and to each then existing Debt Representative no later than five Business Days prior to the incurrence of the applicable Additional Parity Lien Facility) shall not affect the status of such Additional Parity Lien Facility as Additional Parity Lien Facility Obligations or Second Lien Obligations entitled to the benefits of this Agreement and the Second Lien Security Documents if the other requirements of this Section 5.7 are complied with.

(d) If and to the extent requested by the Second Lien Collateral Agent, and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.7(b) to each of the First Lien Administrative Agent, the Second Lien Collateral Agent, the Second Lien Trustee and each previously identified Additional Parity Lien Facility Representative, each Debt Representative will (to the extent the applicable Additional Parity Lien Facility is incurred in accordance with such Debt Representative’s applicable Second Lien Documents) confirm in writing (by countersigning and acknowledging the applicable Parity Lien Joinder) that (i) the holders of such contemplated Additional Parity Lien Facility will be Second Lien Secured Parties hereunder, (ii) the obligations of such holders under the applicable contemplated Additional Parity Lien Loan Documents are Second Lien Obligations hereunder, and (iii) such obligations are secured by an equal and ratable second Lien on the Collateral as contemplated hereby. The failure of any Debt Representative to so confirm in writing shall not affect the status of such obligations as Additional Parity Lien Facility Obligations or Second Lien Obligations entitled to the benefits of this Agreement and the Second Lien Security Documents if the other requirements of this Section 5.7 are complied with.

(e) Each Debt Representative agrees that this Agreement and the applicable Second Lien Security Documents shall be amended to the extent necessary or desirable to cause the Liens granted thereby to be in favor of the holders of such new Second Lien Obligations (to the extent Liens in favor of such holders are expressly permitted by the terms hereof), and that the Second Lien Collateral Agent is authorized to enter into such amendments as set forth in Section 9.4. The Liens granted in favor of the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, shall be granted under the same Second Lien Security Documents.

(f) Each of the parties hereto agrees that this Agreement and the applicable Second Lien Security Documents shall be amended to the extent necessary or desirable to cause the holders of such new Second Lien Obligations to be treated in the same manner as the Second Lien Secured Parties under this Agreement, and that the Second Lien Collateral Agent is authorized to enter into such amendments as set forth in Section 9.4.

(g) Each of the Second Lien Collateral Agent and each then existing Debt Representative shall have the right to request that the Authority provide a copy of executed opinions of counsel to be provided to the holders of any Additional Parity Lien Facility incurred in accordance with this Section, to the Second Lien Collateral Agent, on behalf of all Second Lien Secured Parties, as to the associated Additional Parity Lien Debt being secured by a valid and perfected security interest in the Second Lien Collateral. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Authority or any other Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all applicable First Lien Loan Documents and Second Lien Documents.

ARTICLE VI - INSOLVENCY OR LIQUIDATION PROCEEDINGS

Section 6.1 Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Administrative Agent shall desire to permit the use of cash collateral on which the First Lien Administrative Agent or any other creditor has a Lien, or to permit any Grantor to obtain financing from one or more First Lien Secured Parties or any other Person, under Section 363 or Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (each, a “DIP Financing”), then the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that it will raise no objection to such use of cash collateral or DIP Financing so long as such cash collateral use or DIP Financing meets the following requirements:

(a) the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of First Lien Obligations plus the aggregate face amount of any letters of credit issued and not reimbursed under the First Lien Loan Agreement does not exceed $925,000,000;

(b) such cash collateral use or DIP Financing is on commercially reasonable terms;

(c) the Second Lien Secured Parties retain the right to object to any ancillary agreements or arrangements regarding the cash collateral use or the DIP Financing that are materially prejudicial to their interests;

(d) the terms of the DIP Financing or cash collateral order do not compel the Grantors to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation, the cash collateral order or a related document; and

(e) the DIP Financing documentation or cash collateral order does not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or cash collateral order.

To the extent the Liens securing the First Lien Obligations are subordinated to, or secured on an equal and ratable basis with, such DIP Financing which meets the requirements of clauses (a) through (e) or such use of cash collateral which meets the requirements of clauses (b) through (e) of this Section 6.1, the Second Lien Collateral Agent will subordinate its Liens on the Collateral to the Liens securing such DIP Financing or use of cash collateral (and all obligations relating thereto).

Section 6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Administrative Agent. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, further agrees that none of them shall object (or support any other Person who objects) to any motion by the First Lien Administrative Agent or the First Lien Secured Parties for relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral.

Section 6.3 Adequate Protection.

(a) The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that none of them shall contest (or support any other Person contesting):

(1) any request by the First Lien Administrative Agent or the First Lien Secured Parties for adequate protection; or

(2) any objection by the First Lien Administrative Agent or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Administrative Agent or the First Lien Secured Parties claiming a lack of adequate protection; or

(3) the payment of interest, fees, expenses or other amounts to the First Lien Administrative Agent or any other First Lien Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.

(b) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional payments or collateral in connection with any DIP Financing or use of cash collateral, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subject to the terms of this Agreement subordinated to the Liens securing the First Lien Obligations and such DIP Financing or use of cash collateral (and all obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement, and

(2) not in limitation of this Section 6.3 or elsewhere in this Agreement, in the event the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, seeks or requests adequate protection in respect of Second Lien Obligations and such adequate protection is granted in the form of additional collateral, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, agrees that the First Lien Administrative Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and for any cash collateral use or DIP Financing provided by the First Lien Secured Parties and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Lien on such collateral securing the First Lien Obligations and any such cash collateral or DIP Financing provided by the First Lien Secured Parties (and all obligations relating thereto) and to any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such First Lien Obligations under this Agreement. Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to the Collateral, nothing herein shall limit the rights of any Second Lien Secured Party from seeking adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding (but not including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

Section 6.4 No Waiver. Subject to Sections 3.1(c) and 6.3(b), nothing contained herein shall prohibit or in any way limit any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent or any other Second Lien Secured Party, including the seeking by the Second Lien Collateral Agent or any other Second Lien Secured Party of adequate protection or the asserting by the Second Lien Collateral Agent or any other Second Lien Secured Party of any of its rights and remedies under the Second Lien Note Documents, the Additional Parity Lien Facility Documents or otherwise; provided, however, that this Section 6.4 shall not limit the rights of the Second Lien Secured Parties under Section 3.1(c) of this Agreement.

Section 6.5 Avoidance Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Secured Party shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts, and the Discharge of First Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery or any finding of the invalidity of a Lien of the First Lien Administrative Agent, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

Section 6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

Section 6.7 Post-Petition Interest.

(a) Neither the Second Lien Collateral Agent nor any other Second Lien Secured Party shall oppose or seek to challenge any claim by any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any First Lien Secured Party’s Lien, without regard to the existence of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties on the Collateral.

(b) Neither the First Lien Administrative Agent nor any other First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Agent or any other Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties on the Collateral (after taking into account the First Lien Collateral).

Section 6.8 Waiver. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, waives any claim it may hereafter have against any First Lien Secured Party arising out of the election of any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

Section 6.9 Separate Grants of Security and Separate Classification. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, the First Lien Administrative Agent for itself and on behalf of the First Lien Secured Parties, and each Additional Parity Lien Facility Representative, for itself and on behalf of the applicable Additional Parity Lien Facility Secured Parties, acknowledges and agrees that:

(a) the grants of Liens pursuant to the First Lien Security Documents and the Second Lien Security Documents constitute two separate and distinct grants of Liens;

(b) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding;

(c) the First Lien Obligations include all interest on First Lien Obligations that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the applicable First Lien Loan Documents governing the same, whether or not allowed or allowable;

(d) the payment and satisfaction of all of the Second Lien Obligations will be secured on an equal and ratable basis by the Liens established in favor of the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties; it being understood and agreed that nothing in this Section 6.9(d) is intended to alter the priorities as between the First Lien Secured Parties and the Second Lien Secured Parties as provided in Section 2.1; and

(e) this Agreement constitutes a “subordination agreement” under Section 510 of the Bankruptcy Code.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Grantors in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, hereby acknowledges and agrees that, all distributions pursuant to Section 4.1 hereof or otherwise shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the First Lien Loan Agreement arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding before any distribution is made in respect of the claims held by the Second Lien Secured Parties with respect to the Collateral; the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties hereby acknowledges and agrees to turn over to the First Lien Administrative Agent, for itself and on behalf of the First Lien Secured Parties, all amounts otherwise received or receivable by them to the extent needed to effectuate the intent of this sentence (with respect to the payment of post-petition interest) even if such turnover of amounts has the effect of reducing the amount of the claim of the Second Lien Secured Parties).

ARTICLE VII - RELIANCE; WAIVERS; ETC.

Section 7.1 Reliance. Other than any reliance on the terms of this Agreement, the First Lien Administrative Agent, on behalf of itself and the First Lien Secured Parties, acknowledges that it and such First Lien Secured Parties have, independently and without reliance on the Second Lien Collateral Agent or any Second Lien Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Loan Documents or this Agreement. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, acknowledges that it and the Second Lien Secured Parties have, independently and without reliance on any First Lien Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Note Documents and any Additional Parity Lien Facility Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Note Documents, any Additional Parity Lien Facility Documents or this Agreement.

Section 7.2 No Warranties or Liability. The First Lien Administrative Agent, on behalf of itself and the First Lien Secured Parties under the First Lien Loan Documents, acknowledges and agrees that each of the Second Lien Collateral Agent and the Second Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Note Documents or the Additional Parity Lien Facility Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Note Documents and the Additional Parity Lien Facility Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, acknowledges and agrees that the First Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent and the Second Lien Secured Parties shall have no duty to the First Lien Administrative Agent or any of the First Lien Secured Parties, and the First Lien Secured Parties shall have no duty to the Second Lien Collateral Agent or any of the Second Lien Secured Parties, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the First Lien Loan Documents, the Second Lien Note Documents and the Additional Parity Lien Facility Documents), regardless of any knowledge thereof which they may have or be charged with.

Section 7.3 No Waiver of Lien Priorities.

(a) No right of any First Lien Secured Party or the First Lien Administrative Agent to enforce any provision of this Agreement or any First Lien Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any First Lien Secured Party or the First Lien Administrative Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Loan Documents, any of the Second Lien Note Documents or any of the Additional Parity Lien Facility Documents, regardless of any knowledge thereof which any First Lien Secured Parties may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the First Lien Loan Documents and subject to the provisions of Sections 5.1(a), 5.1(d), 5.3(a) and 5.5), the First Lien Secured Parties, the First Lien Administrative Agent and any of them may, at any time and from time to time in accordance with the First Lien Loan Documents and/or applicable law, without the consent of, or notice to, the Second Lien Collateral Agent or any Second Lien Secured Parties, without incurring any liabilities to the Second Lien Collateral Agent or any Second Lien Secured Parties and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Collateral Agent or any Second Lien Secured Parties is affected, impaired or extinguished thereby) do any one or more of the following:

(1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the amount (subject to Section 5.3(a) hereof) tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Administrative Agent or any of the First Lien Secured Parties, the First Lien Obligations or any of the First Lien Loan Documents; provided that any such increase in the First Lien Obligations shall not increase the sum of the Indebtedness for borrowed money constituting principal under the First Lien Loan Agreement and the face amount of any letters of credit issued under the First Lien Loan Agreement to an amount in excess of the Cap Amount;

(2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of any Grantor to the First Lien Secured Parties or the First Lien Administrative Agent, or any liability incurred directly or indirectly in respect thereof;

(3) settle or compromise any First Lien Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

(4) exercise or delay in or refrain from exercising any right or remedy against any Grantor or any security or any other Person, elect any remedy and otherwise deal freely with the Grantors or any First Lien Collateral and any security and any guarantor or any liability of any Grantor to the First Lien Secured Parties or any liability incurred directly or indirectly in respect thereof.

(c) Except as otherwise provided herein, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, also agrees that the First Lien Secured Parties shall have no liability to the Second Lien Collateral Agent or any Second Lien Secured Parties, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives any claim or defense against any First Lien Secured Party or the First Lien Administrative Agent, arising out of any and all actions which the First Lien Secured Parties or the First Lien Administrative Agent may take or permit or omit to take with respect to:

(1) the First Lien Loan Documents (other than this Agreement);

(2) the collection of the First Lien Obligations; or

(3) the foreclosure upon, or sale, liquidation or other Disposition of, any First Lien Collateral, other than the obligation to conduct any sale in a commercially reasonable manner.

The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that the First Lien Secured Parties have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.

(d) Until the Discharge of First Lien Obligations, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives and agrees not to assert, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have with respect to the Collateral under applicable law.

Section 7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Secured Parties and the Second Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Loan Documents, any Second Lien Note Documents or any Additional Parity Lien Facility Documents or the perfection or attachment of any liens thereunder;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Loan Document, any Second Lien Note Document or any Additional Parity Lien Facility Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guaranty thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the First Lien Administrative Agent, the First Lien Obligations, any First Lien Secured Party, the Second Lien Collateral Agent, the Second Lien Obligations or any Second Lien Secured Party in respect of this Agreement.

ARTICLE VIII - APPOINTMENT OF SECOND LIEN COLLATERAL AGENT; IMMUNITIES OF SECOND LIEN COLLATERAL AGENT; RESIGNATION OR REMOVAL OF SECOND LIEN COLLATERAL AGENT; VOTING; APPLICATION OF PROCEEDS; RELEASE OF LIENS

The following provisions in this Article VIII are between and among the Second Lien Secured Parties and shall not bind or otherwise affect, or be enforceable by, any First Lien Secured Party. Each of the Grantors hereby specifically acknowledges, and agrees to be bound by, the provisions of Sections 8.21 and 8.22.

Section 8.1 Appointment of Second Lien Collateral Agent; Rights and Immunities of Second Lien Collateral Agent. Each of the Second Lien Trustee, on behalf of each Second Lien Note Secured Party, and each Additional Parity Lien Facility Representative, on behalf of each Additional Parity Lien Facility Secured Party represented by it, hereby appoints U.S. Bank National Association as the collateral agent under and for purposes of each of the Second Lien Security Documents and as the Second Lien Collateral Agent under and for purposes of this Agreement, and each of the Second Lien Trustee, on behalf of each Second Lien Note Secured Party, and each Additional Parity Lien Facility Representative, on behalf of each Additional Parity Lien Facility Secured Party represented by it, hereby authorizes U.S. Bank National Association, as the collateral agent under and for purposes of each of the Second Lien Security Documents and as the Second Lien Collateral Agent under and for purposes of this Agreement, to take such actions on its behalf under the provisions of the Second Lien Security Documents and this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Second Lien Collateral Agent by the terms of the Second Lien Security Documents and this Agreement, together with such other powers as are reasonably incidental thereto. Each of the Second Lien Trustee, on behalf of each Second Lien Note Secured Party, each Additional Parity Lien Facility Representative, on behalf of each Additional Parity Lien Facility Secured Party represented by it, and each Second Lien Secured Party hereby agrees that the Second Lien Collateral Agent will be entitled to all of the rights, protections, immunities and indemnities set forth in the Second Lien Indenture and in the Second Lien Security Documents. The agreements in this Section 8.1 shall survive the repayment of the Second Lien Obligations and all other amounts payable hereunder, under the Second Lien Note Documents and under the Additional Parity Lien Facility Documents and the removal or resignation of the Second Lien Collateral Agent pursuant to the applicable provisions of this Agreement.

Section 8.2 Undertaking of the Second Lien Collateral Agent.

(a) Subject to, and in accordance with, this Agreement and the Second Lien Security Documents, the Second Lien Collateral Agent will, for the benefit solely and exclusively of the present and future Second Lien Secured Parties:

(i) deliver and receive notices pursuant to this Agreement and the Second Lien Security Documents;

(ii) remit as provided in Section 4.1(b) and Section 8.25 all cash proceeds, cash equivalents and other distributions of or in respect of Collateral received by it from the collection, foreclosure or enforcement of its interest in the Collateral under this Agreement and the Second Lien Security Documents or any of its other interests, rights, powers or remedies;

(iii) execute and deliver amendments to this Agreement and the Second Lien Security Documents as from time to time authorized pursuant to Sections 5.7 and 9.4, subject to Section 8.8; and

(iv) release any Lien granted to it by any Second Lien Security Document upon any Collateral if and as required by Section 5.1 and Section 11.06 of the Indenture.

(b) Each Second Lien Secured Party acknowledges and consents to the undertaking of the Second Lien Collateral Agent set forth in Section 8.2(a) and agrees to such provisions and to each of the other provisions of this Agreement applicable to the Second Lien Collateral Agent.

Section 8.3 Powers of the Second Lien Collateral Agent.

(a) Each Second Lien Secured Party hereby irrevocably authorizes and empowers the Second Lien Collateral Agent to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Second Lien Security Documents and applicable law and in equity and to act as set forth in this Agreement or as requested in any lawful directions given to it from time to time in respect of any matter by a written direction of the Required Second Lien Secured Parties.

(b) Neither the Second Lien Trustee, any Additional Parity Lien Facility Representative nor any Second Lien Secured Party have any liability whatsoever for any act or omission of the Second Lien Collateral Agent.

(c) Neither the Second Lien Collateral Agent or the Second Lien Trustee shall be required to qualify in any jurisdiction in which it is not presently qualified to perform its obligations hereunder and under the Second Lien Documents.

(d) The Second Lien Collateral Agent shall not be responsible for (i) perfecting or maintaining the lien of the Second Lien Security Documents, (ii) the filing, recording or continuing of any document, notice, instrument or financing statement in any public office, or (iii) providing or maintaining insurance on or the payment of taxes with respect to any of the Second Lien Collateral.

Section 8.4 Documents and Communications. The Second Lien Collateral Agent will permit each Second Lien Secured Party, upon reasonable written notice from time to time, to inspect and copy, at the cost and expense of the party requesting such copies, any and all Second Lien Security Documents and other documents, notices, certificates, instructions or communications received by the Second Lien Collateral Agent in its capacity as such.

Section 8.5 For Sole and Exclusive Benefit of Second Lien Secured Parties. The Second Lien Collateral Agent will accept, hold, administer and enforce all Liens granted to it, for the benefit of the Second Lien Secured Parties, on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Second Lien Collateral Agent, solely and exclusively for the benefit of the present and future Second Lien Secured Parties, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Sections 4.1(b) and 8.25.

Section 8.6 No Implied Duty. The Second Lien Collateral Agent will be afforded all the protections and indemnities afforded to it under the Indenture. The Second Lien Collateral Agent will not be required to take any action hereunder that is contrary to applicable law or any provision of this Agreement.

Section 8.7 Appointment of Agents and Advisors. The Second Lien Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

Section 8.8 Other Agreements. The Second Lien Collateral Agent has accepted and is bound by the Second Lien Security Documents executed by the Second Lien Collateral Agent as of the date of this Agreement and, as directed in writing by the Required Second Lien Secured Parties, the Second Lien Collateral Agent shall execute additional Second Lien Security Documents delivered to it after the date of this Agreement and amendments thereto; provided, however, that such additional Second Lien Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Second Lien Collateral Agent. The Second Lien Collateral Agent will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Second Lien Obligations (other than this Agreement, the Second Lien Indenture and the Second Lien Security Documents); provided, further, that the Second Lien Collateral Agent shall be permitted (but not obligated except as otherwise set forth in this Agreement or the Indenture) to execute amendments hereto and to the Second Lien Security Documents executed as of the date of this Agreement, and such additional Second Lien Security Documents and amendments thereto, in each case without the consent of the Required Second Lien Secured Parties, to the extent set forth in Section 9.4, the Indenture or as set forth in any Second Lien Security Document.

Section 8.9 Solicitation of Instructions.

(a) Notwithstanding anything to the contrary herein, the Second Lien Collateral Agent may at any time, including any circumstance in which the Secured Lien Collateral Agent is required to exercise discretion, approve documentation or any other matter, or take any other action under this Agreement or any other Security Document, solicit written confirmatory instructions, in the form of a written direction of the Required Second Lien Secured Parties, an Officers’ Certificate, an opinion of counsel or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement; provided, that, with respect to the release of any Second Lien Collateral, the Second Lien Collateral Agent may only request the instructions specified in Section 5.1 of this Agreement and Section 11.06 of the Second Lien Indenture with respect to any actions required hereof or thereof with respect to the release of such Second Lien Collateral. The Second Lien Collateral Agent shall in all cases be protected in acting in accordance with the direction of the Required Second Lien Secured Parties.

(b) No written direction given to the Second Lien Collateral Agent by the Required Second Lien Secured Parties that in the sole judgment of the Second Lien Collateral Agent imposes, purports to impose or might reasonably be expected to impose upon the Second Lien Collateral Agent any obligation or liability not set forth in or arising under this Agreement or the Second Lien Security Documents will be binding upon the Second Lien Collateral Agent unless the Second Lien Collateral Agent elects, at its sole option, to accept such direction.

Section 8.10 Limitation of Liability. The Second Lien Collateral Agent will not be responsible or liable for any action taken or omitted to be taken by it hereunder to any party, including any Second Lien Secured Party, except for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

Section 8.11 Documents in Satisfactory Form. The Second Lien Collateral Agent will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

Section 8.12 Entitled to Rely. The Second Lien Collateral Agent may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by any Grantor in compliance with the provisions of this Agreement or delivered to it by the Second Lien Trustee or any Additional Parity Lien Facility Debt Representative as to the holders of Second Lien Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Second Lien Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Second Lien Collateral Agent in respect of any matter, the Second Lien Collateral Agent may rely conclusively on such Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Second Lien Collateral Agent for any action taken, suffered or omitted by it under the provisions of this Agreement.

Section 8.13 Parity Lien Debt Default. The Second Lien Collateral Agent will not be required to inquire as to the occurrence or absence of any Parity Lien Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Parity Lien Debt Default unless and until it is directed in writing by a request of the Required Second Lien Secured Parties.

Section 8.14 Actions by Second Lien Collateral Agent. As to any matter not expressly provided for by this Agreement, the Second Lien Collateral Agent will act or refrain from acting as directed in writing by a request of the Required Second Lien Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant hereto or thereto shall be binding on the holders of Second Lien Obligations.

Section 8.15 Security or Indemnity in Favor of Second Lien Collateral Agent. The Second Lien Collateral Agent will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

Section 8.16 Rights of Second Lien Collateral Agent. As among the Second Lien Secured Parties, in the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any Second Lien Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such Second Lien Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the Second Lien Security Documents resulting in adverse claims being made in connection with Collateral held by the Second Lien Collateral Agent and the terms of this Agreement or any of the Second Lien Security Documents do not unambiguously mandate the action the Second Lien Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the Second Lien Collateral Agent is in doubt as to what action it is required to take or not to take hereunder or under the Second Lien Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request of the Required Second Lien Secured Parties or by order of a court of competent jurisdiction

Section 8.17 No Reliance on Second Lien Collateral Agent. Each of the Second Lien Trustee, on behalf of itself and each other Second Lien Note Secured Party, and each Additional Parity Lien Facility Representative, on behalf of itself and each other Additional Parity Lien Facility Secured Party represented by it, acknowledges that it has, independently and without reliance upon the Second Lien Collateral Agent or any other Second Lien Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Second Lien Note Documents or Additional Parity Lien Facility Documents, as applicable, to which it is a party. Each of the Second

Lien Trustee, on behalf of itself and each other Second Lien Note Secured Party, and each Additional Parity Lien Facility Representative, on behalf of itself and each other Additional Parity Lien Facility Secured Party represented by it, also acknowledges that it will, independently and without reliance upon the Second Lien Collateral Agent or any other Second Lien Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Second Lien Note Document or Additional Parity Lien Facility Document, as applicable, to which it is a party, any related agreement or any document furnished hereunder or thereunder.

Section 8.18 Voting; Amendments of Second Lien Note Documents and Additional Parity Lien Facility Documents.

(a) In connection with any matter under this Agreement or the Second Lien Security Documents requiring a vote of holders of Second Lien Obligations, each series of Second Lien Obligations will cast its votes in accordance with the Second Lien Note Documents or the Additional Parity Lien Facility Documents, as applicable, governing such series of Second Lien Obligations and as contemplated by the definition of Required Second Lien Secured Parties hereunder. Following and in accordance with the outcome of the applicable vote under its Second Lien Note Documents and each series of Additional Parity Lien Facility Documents, as applicable, the Debt Representative of each series of Second Lien Obligations will cast all of its votes as a block in respect of any vote under this Agreement. Any direction in writing delivered to the Second Lien Collateral Agent by or with the written consent of the Required Second Lien Secured Parties (a) shall set forth the aggregate amount of Second Lien Obligations owed by the Grantors to the Second Lien Secured Parties represented by each Debt Representative under the Second Lien Note Documents or the applicable Additional Parity Lien Facility Documents, as the case may be, calculated as of the date of determination and in accordance with the definition of Required Second Lien Secured Parties hereunder, and (b) shall be binding upon all of the Second Lien Secured Parties, unless the matter which is the subject of the applicable vote requires pursuant to the terms hereof the consent of all Second Lien Secured Parties.

(b) The Second Lien Collateral Agent will deliver a copy of each amendment, supplement or other modification to this Agreement and the Second Lien Security Documents to the Second Lien Trustee and each Additional Parity Lien Facility Representative upon request.

(c) Notwithstanding anything to the contrary set forth in this Agreement, in any Second Lien Note Document or in any Additional Parity Lien Facility Document, no amendment, restatement, supplement, waiver or other modification of this Agreement or the Security Documents that reduces, impairs or adversely affects the right of any holder of Second Lien Obligations:

(i) to vote its Second Lien Obligations as to any matter described as subject to a vote of Required Second Lien Secured Parties (or which amends the provisions of this clause (c) or the definition of “Required Second Lien Secured Parties”, “Second Lien Obligations” or “Second Lien Secured Parties”);

(ii) to share in the Collateral on an equal and ratable basis (including to share in the application of proceeds and other amounts as described in and contemplated by Sections 4.1 and 8.25);

(iii) with respect to the order of application (or has the affect of decreasing the amount) of any payments under Section 4.1 or Section 8.25; or

(iv) to require that Liens on all of the Collateral securing Second Lien Obligations be released only as set forth in the provisions described in Section 5.1 or Section 8.26;

will become effective without the consent of the requisite percentage or number of holders of each series of Second Lien Obligations under the Second Lien Note Documents or the applicable Additional Parity Lien Facility Documents.

Section 8.19 Resignation or Removal of Second Lien Collateral Agent. Subject to the appointment of a successor Second Lien Collateral Agent as provided in Section 8.20 and the acceptance of such appointment by the successor Second Lien Collateral Agent:

(a) the Second Lien Collateral Agent may resign at any time by giving not less than 30 days’ notice of resignation to each Debt Representative, the First Lien Administrative Agent and the Authority;

(b) the Second Lien Collateral Agent may be removed at any time, with or without cause, by a written direction of the Required Second Lien Secured Parties; and

(c) the Authority may remove the Collateral Agent if:

(1) the Collateral Agent is adjudged bankrupt or insolvent;

(2) a receiver, custodian or other public officer takes charge of the Collateral Agent or its property; or

(3) the Collateral Agent becomes incapable of acting.

Section 8.20 Appointment of Successor Second Lien Collateral Agent. Upon any such resignation or removal, a successor Second Lien Collateral Agent may be appointed in the manner provided for appointment of a successor Trustee in the Indenture.

Section 8.21 Merger, Conversion or Consolidation of Second Lien Collateral Agent. Any Person into which the Second Lien Collateral Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Second Lien Collateral Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Second Lien Collateral Agent shall be the successor of the Second Lien Collateral Agent pursuant to Section 8.20; provided that (a) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements for a Trustee specified in the Indenture and (b) promptly after any such merger, conversion, consolidation or succession, the Second Lien Collateral Agent shall have notified the Grantors, the First Lien Administrative Agent and each Debt Representative thereof in writing.

Section 8.22 Compensation; Expenses. The Grantors jointly and severally agree to pay, promptly upon demand:

(a) such compensation to the Second Lien Collateral Agent and its agents as the Grantors and the Second Lien Collateral Agent may agree in writing from time to time;

(b) all reasonable costs and expenses incurred by the Second Lien Collateral Agent and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any Second Lien Security Document or any consent, amendment, supplement, waiver or other modification relating hereto or thereto;

(c) all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Second Lien Collateral Agent or any Debt Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the Second Lien Security Documents or any consent, amendment, supplement, waiver or other modification relating hereto or thereto and any other document or matter requested by any Grantor;

(d) all reasonable costs and expenses incurred by the Second Lien Collateral Agent and its agents in creating, perfecting, preserving, releasing or enforcing the Second Lien Collateral Agent’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;

(e) all other reasonable costs and expenses incurred by the Second Lien Collateral Agent and its agents in connection with the negotiation, preparation and execution of this Agreement, the Second Lien Security Documents and any consents, amendments, supplements, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Second Lien Collateral Agent hereunder and thereunder; and

(f) after the occurrence of any Parity Lien Debt Default, all reasonable costs and expenses incurred by the Second Lien Collateral Agent, its agents and any Debt Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Second Lien Security Documents or any interest, right, power or remedy of the Second Lien Collateral Agent or in connection with the collection or enforcement of any of the Second Lien Obligations or the proof, protection, administration or resolution of any claim based upon the Second Lien Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Second Lien Collateral Agent, its agents or the Debt Representatives.

The agreements in this Section 8.22 will survive repayment of the Second Lien Note Obligations and the Additional Parity Lien Facility Obligations and the removal or resignation of the Second Lien Collateral Agent.

Section 8.23 Indemnity.

(a) The Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Second Lien Collateral Agent, each Debt Representative, each Second Lien Secured Party and each of their respective Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided that no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the negligence or willful misconduct of such Indemnitee.

(b) All amounts due under this Section 8.23 will be payable upon demand.

(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 8.23(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d) No Grantor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any Second Lien Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e) The agreements in this Section 8.23 will survive repayment of the Second Lien Note Obligations and the Additional Parity Lien Facility Obligations and the removal or resignation of the Second Lien Collateral Agent.

Section 8.24 Application of Proceeds. Subject to the relative lien priorities and subordination provisions hereof, including, without limitation, Sections 3.1, 4.1 and 4.2, the Second Lien Collateral Agent shall apply the proceeds of any sale or other Disposition of, or collection or realization on, any Second Lien Collateral in the following order of priority:

(a) first, to the Second Lien Collateral Agent for application to the payment of all then outstanding reasonable and documented costs and expenses incurred by the Second Lien Collateral Agent in connection with a sale, collection or realization or otherwise in connection with this Agreement or any of the Second Lien Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all expenses, liabilities and advances made or incurred by the Second Lien Collateral Agent in connection therewith or made or incurred hereunder, under the Second Lien Note Documents or under the Additional Parity Lien Facility Documents for the account of the applicable Grantors and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Second Lien Note Documents or under the Additional Parity Lien Facility Document;

(b) second, to the respective Debt Representatives equally and ratably for application to the payment in full of all outstanding Indebtedness and other Second Lien Obligations (other than Second Lien Obligations paid pursuant to clause first above) that are then due and payable to the Second Lien Secured Parties (which shall then be applied or held by each such Debt Representative in such order as may be provided in the applicable Second Lien Documents); and

(c) third, to the extent of any excess of such proceeds, to the payment to or upon the order of the Grantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

For the avoidance of doubt, this section 8.24 is intended solely for the benefit of, and will only be enforceable as a third party beneficiary by, the Second Lien Collateral Agent and each present and future holder of Second Lien Obligations.

ARTICLE IX - MISCELLANEOUS.

Section 9.1 Notice of Event of Default. The First Lien Administrative Agent agrees to use reasonable efforts to notify the Second Lien Collateral Agent within ten (10) Business Days of any Event of Default under and as defined in the First Lien Loan Documents known to the First Lien Administrative Agent, and the Second Lien Collateral Agent will use reasonable efforts to notify the First Lien Administrative Agent within ten (10) Business Days of the occurrence of any Event of Default under and as defined in the Second Lien Indenture known to the Second Lien Collateral Agent. Each Debt Representative agrees to promptly notify the First Lien Administrative Agent and the Second Lien Collateral Agent of any Parity Lien Debt Default in respect of the Second Lien Indenture or the applicable Additional Parity Lien Facility, as the case may be.

Section 9.2 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Loan Documents, the Second Lien Note Documents or the Additional Parity Lien Facility Documents, the provisions of this Agreement shall govern and control.

Section 9.3 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Secured Parties may continue, at any time and without notice to the Second Lien Collateral Agent or any other Second Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Grantors constituting First Lien Obligations in reliance hereon. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a) with respect to the First Lien Secured Parties and the First Lien Obligations, on the date of Discharge of First Lien Obligations, subject to Section 5.5 and the rights of the First Lien Secured Parties under Section 6.5; and

(b) with respect to the Second Lien Collateral Agent, the Second Lien Secured Parties and the Second Lien Obligations, upon the later of (1) the date upon which the obligations under the Second Lien Indenture terminate if there are no other Second Lien Obligations outstanding on such date and (2) if there are other Second Lien Obligations outstanding on such date, the date upon which such Second Lien Obligations are paid in full.

Section 9.4 Amendments; Waivers.

(a) No amendment, restatement, supplement, modification or waiver of any of the provisions of this Agreement by the Second Lien Collateral Agent, the First Lien Administrative Agent or any Additional Parity Lien Facility Representative shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such waiver in any other respect or at any other time. Notwithstanding the foregoing, (i) no Grantor shall have any right to consent to or approve any amendment, restatement, supplement, modification or waiver of any provision of this Agreement (A) that is solely and exclusively an intercreditor matter that directly affects the First Lien Secured Parties and the Second Lien Secured Parties and does not adversely and directly affect the rights or obligations of any Grantor or (B) except to the extent its rights are directly affected; and (ii) neither any Grantor, the First Lien Administrative Agent nor any other First Lien Secured Party shall have any right to consent to or approve any amendment, restatement, supplement, modification or waiver of any provision of Article VIII hereof or any other provision of this Agreement that is solely and exclusively an intercreditor matter that directly affects the Second Lien Secured Parties and does not adversely affect the rights or obligations of any Grantor or any First Lien Secured Party (including, without limitation, Sections 2.3(c), 2.5 and 4.1(b)); provided that the Second Lien Trustee shall provide the Authority with prompt notice of, and final documentation related to, any such amendment, restatement, supplement, modification or waiver.

(b) Notwithstanding clause (a) above:

(i) any amendment, restatement, supplement or other modification of this Agreement that has the effect solely of adding or maintaining Collateral, securing additional indebtedness that is otherwise permitted by the terms of the First Lien Loan Documents, the Second Lien Note Documents and this Agreement to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the First Lien Administrative Agent or the Second Lien Collateral Agent therein will become effective when executed and delivered by the Authority, any other applicable Grantor party thereto and the First Lien Administrative Agent or by the Authority, any other applicable Grantor party thereto and the Second Lien Collateral Agent, as applicable;

(ii) no amendment, restatement, supplement or other modification of this Agreement that imposes any obligation upon the First Lien Administrative Agent, the Second Lien Collateral Agent, the Second Lien Trustee or any Additional Parity Lien Facility Representative or adversely affects the rights of the First Lien Administrative Agent, the Second Lien Collateral Agent, the Second Lien Trustee or any Additional Parity Lien Facility Representative, respectively, in each case, solely in its capacity as such, will become effective without the consent of the First Lien Administrative Agent, the Second Lien Collateral Agent, the Second Lien Trustee or such Additional Parity Lien Facility Representative, respectively; and

(iii) the Authority and the other Grantors may direct the Second Lien Collateral Agent and the Second Lien Trustee to amend, restate, supplement or otherwise modify this Agreement so long as the changes made by such amendment, restatement, supplement or other modification, taken together with all other changes to this Agreement and the Second Lien Security Documents, in each case as in effect on the date hereof, are not materially adverse to any Second Lien Secured Party; provided that the Authority and such other Grantors shall have delivered an Officers’ Certificate to the Second Lien Collateral Agent and the Second Lien Trustee certifying that the conditions described in this clause (iii) have been met and that such amendment, restatement, supplement or other modification is permitted under, and does not violate the terms of, any Second Lien Document.

(c) Notwithstanding Sections 9.4(a) and 9.4(b), the First Lien Administrative Agent, the Second Lien Collateral Agent and each applicable Grantor may, without the consent of any other First Lien Secured Party or other Second Lien Secured Party, enter into any amendment, restatement, supplement or other modification of this Agreement (i) contemplated by Section 9.4(b) or (ii) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision in such document that may be inconsistent with any other provision of a First Lien Security Document or Second Lien Security Document, as applicable, or to further the intended purposes thereof or to provide additional benefits or rights to the First Lien Secured Parties or the Second Lien Secured Parties, as applicable, so long as prior to the execution of any such amendment, restatement, supplement or other modification referred to in this clause (c), each applicable Grantor shall have delivered to the First Lien Administrative Agent and the Second Lien Collateral Agent an Officers’ Certificate to the effect that such amendment, modification or waiver complies with the requirements of this clause (c).

(d) Each of the parties hereto agrees that, following a Refinancing of the First Lien Obligations made in accordance with Section 5.5, the New Agent, the Second Lien Collateral Agent and the Grantors may, without the consent of any other First Lien Secured Party or other Second Lien Secured Party, enter into any amendment, restatement, supplement or other modification of this Agreement to the extent necessary to confirm that the Liens granted by the applicable Refinance Security Documents in favor of the holders of such new First Lien Obligations (to the extent Liens in favor of such holders are expressly permitted by the terms hereof) constitute Liens securing First Lien Obligations and to confirm that such holders will be treated in the same manner as the First Lien Secured Parties under this Agreement, so long as prior to the execution of any such amendment, restatement, supplement or other modification referred to in this clause (d), each applicable Grantor shall have delivered to the New Agent and the Second Lien Collateral Agent an Officers’ Certificate to the effect that such amendment, restatement, supplement or other modification complies with the requirements of this clause (d).

Section 9.5 Information Concerning the Grantors.

(a) The First Lien Secured Parties, on the one hand, and the Second Lien Secured Parties, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Grantors and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations.

(b) The First Lien Secured Parties shall have no duty to advise any Second Lien Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise. In the event any of the First Lien Secured Parties, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Second Lien Secured Party, it shall be under no obligation:

(i) to make, and the First Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(ii) to provide any additional information or to provide any such information on any subsequent occasion;

(iii) to undertake any investigation; or

(iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

(c) The Second Lien Secured Parties shall have no duty to advise any First Lien Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise. In the event any of the Second Lien Secured Parties, in its sole discretion, undertakes at any time or from time to time to provide any such information to any First Lien Secured Party, it shall be under no obligation:

(i) to make, and the Second Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(ii) to provide any additional information or to provide any such information on any subsequent occasion;

(iii) to undertake any investigation; or

(iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 9.6 Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Secured Parties or the Second Lien Collateral Agent pays over to the First Lien Administrative Agent or the First Lien Secured Parties under the terms of this Agreement, the Second Lien Secured Parties shall be subrogated to the rights of the First Lien Secured Parties; provided that, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Grantors acknowledge and agree that the value of any payments or distributions in cash, property or other assets received by the Second Lien Collateral Agent or the Second Lien Secured Parties that are paid over to the First Lien Administrative Agent or the First Lien Secured Parties pursuant to this Agreement shall not reduce any of the Second Lien Obligations.

Section 9.7 Application of Payments. All payments received by the First Lien Administrative Agent or the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Loan Documents. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, assents to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, and subject to the other provisions of this Agreement, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 9.8 SUBMISSION TO JURISDICTION; WAIVERS.

(a) ALL LEGAL ACTIONS OR PROCEEDINGS BROUGHT AGAINST ANY PARTY (OTHER THAN THE AUTHORITY OR THE TRIBAL GRANTORS, AS DEFINED IN SECTION 9.20) (EACH A “NON-TRIBAL PARTY”) ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT IN RESPECT HEREOF, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK, AND BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH NON-TRIBAL PARTY, FOR ITSELF, IN CONNECTION WITH ITS PROPERTIES AND ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT

COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPLICABLE NON-TRIBAL PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.9 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE NON-TRIBAL PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (V) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

(b) EACH OF THE NON-TRIBAL PARTIES HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH NON-TRIBAL PARTY HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH NON-TRIBAL PARTY HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.8(b) AND EXECUTED BY EACH OF THE NON-TRIBAL PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH NON-TRIBAL PARTY HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FIRST LIEN LOAN DOCUMENT, SECOND LIEN NOTE DOCUMENT OR ADDITIONAL PARITY LIEN FACILITY DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

Section 9.9 Notices. All notices to the Second Lien Secured Parties and the First Lien Secured Parties permitted or required under this Agreement shall also be sent to the Second Lien Collateral Agent and the First Lien Administrative Agent, respectively. Unless otherwise specifically provided herein, any notice, request or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, electronically mailed or sent by United States mail or courier service. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail, facsimile, or United States mail (registered or certified) with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages attached hereto or, with respect to any Additional Parity Lien Facility Representative, at such address as such Additional Parity Lien Facility Representative may specify in the applicable Parity Lien Joinder, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Section 9.10 Further Assurances. The First Lien Administrative Agent, on behalf of itself and the First Lien Secured Parties, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Administrative Agent or the Second Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

Section 9.11 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 9.12 Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Administrative Agent, the First Lien Secured Parties, the Second Lien Collateral Agent, the Second Lien Secured Parties and their respective successors and assigns. If either of the First Lien Administrative Agent or the Second Lien Collateral Agent resigns or is replaced pursuant to the First Lien Loan Agreement or the Second Lien Indenture, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all of the rights of and be subject to all of the obligations of this Agreement.

Section 9.13 Specific Performance. Each of the First Lien Administrative Agent and the Second Lien Collateral Agent may demand specific performance of this Agreement. The First Lien Administrative Agent, on behalf of itself and the First Lien Secured Parties, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any of the First Lien Administrative Agent or the First Lien Secured Parties or the Second Lien Collateral Agent or the Second Lien Secured Parties, as the case may be.

Section 9.14 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 9.15 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

Section 9.16 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that (a) it is duly authorized to execute this Agreement and (b) this Agreement, when executed and delivered, will constitute the valid and legally binding obligation of each of the First Lien Administrative Agent and the Second Lien Collateral Agent enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

Section 9.17 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Secured Parties and the Second Lien Secured Parties. No other Person shall have or be entitled to assert rights or benefits hereunder. Nothing in this Agreement shall impair, as between the Grantors and the First Lien Secured Parties, or as between the Grantors and the Second Lien Secured Parties, the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the First Lien Loan Documents and the Second Lien Note Documents or the Additional Parity Lien Facility Documents, respectively.

Section 9.18 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purposes of defining the relative rights of the First Lien Secured Parties on the one hand and the Second Lien Secured Parties on the other hand and the relative rights as among the Second Lien Secured Parties. None of the Grantors or any other creditor thereof shall have any rights hereunder and no Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Grantors, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms, and to comply with its obligations under Sections 8.21 and 8.22.

Section 9.19 Additional Grantors. The Authority shall cause each of its subsidiaries that becomes a Grantor or is required by any First Lien Loan Document, Second Lien Loan Document or Additional Parity Lien Facility Document to become a party to this Agreement to become a party to this Agreement by causing such subsidiary to execute and deliver to the parties hereto a Grantor Joinder, pursuant to which such subsidiary shall agree to be bound by the terms of this Agreement to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Authority agrees to provide to each Debt Representative a copy of each Grantor Joinder executed and delivered pursuant to this Section 9.19.

Section 9.20 Consent to Suit. The Tribe does not consent to the enforcement, levy, or other execution of any judgment for money or other damages against any assets, real or personal, of the Tribe. The Authority, on its own behalf and on behalf of the other Grantors, to the extent they have sovereign immunity (such other Grantors, collectively, the “Tribal Grantors”), consent to the enforcement and execution of any judgment, whether obtained as a result of judicial, administrative, or arbitrational proceeding, against any assets of the Authority and the Tribal Grantors. Subject to the foregoing, the Authority and the Tribal Grantors waive their respective sovereign immunity from unconsented suit, whether such suit be brought in law or in equity, or in administrative proceedings or proceedings in arbitration, to permit the commencement, maintenance, and enforcement of any action, by any Person with standing to maintain such action, to interpret or enforce the terms of this Agreement and to enforce and execute any judgment resulting therefrom against the Authority and the Tribal Grantors or the assets of the Authority and the Tribal Grantors. Notwithstanding any provisions of law or canon of construction, the Authority and the Tribal Grantors each intend this waiver to be interpreted liberally to permit the full litigation of disputes arising under or out of this Agreement. Without limiting the generality of the foregoing, the Authority and the Tribal Grantors waive their immunity from unconsented suit to permit the maintenance of the following actions:

(a) Courts. The Authority and the Tribal Grantors each waive their immunity from unconsented suit to permit any court of competent jurisdiction to (i) enforce and interpret the terms of this Agreement and award and enforce the award of damages against the Authority or the Tribal Grantors owing as a consequence of a breach thereof, whether such award is the product of litigation, administrative proceedings or arbitration, (ii) determine whether any consent or approval of the Authority or the Tribal Grantors has been improperly granted or unreasonably withheld; (iii) enforce any judgment prohibiting the Authority or the Tribal Grantors from taking any action, or mandating or obligating the Authority or the Tribal Grantors to take any action, including a judgment compelling the Authority or the Tribal Grantors to submit to binding arbitration; and (iv) adjudicate any claim under the Indian Civil Rights Act of 1968, 25 U.S.C. § 1302 (or any successor statute).

(b) Arbitration. The Authority and the Tribal Grantors each waive their immunity from unconsented suit to permit arbitrators, appointed and acting under the commercial arbitration rules of the American Arbitration Association, whenever and to the extent any agreement to submit a matter to arbitration is made by the Authority, to (i) enforce and interpret the terms of this Agreement and to award and enforce the award of any damages against the Authority or the Tribal Grantors owing as a consequence thereof; (ii) determine whether any consent or approval of the Authority or the Tribal Grantors has been unreasonably withheld; and (iii) enforce any judgment prohibiting the Authority or the Tribal Grantors from taking any action, or mandating or obligating the Authority or the Tribal Grantors to take any action, including a judgment compelling the Authority or the Tribal Grantors to submit to binding arbitration.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BANK OF AMERICA, N.A., as First Lien Administrative Agent

By:	/S/ MAURICE WASHINGTON
Name: Maurice Washington Title: Agency Management Officer
Address: Bank of America, N.A. MC: TX1-492-14-11 901 Main Street, 14th Floor Dallas, TX 75202-3714

Collateral Agency and Intercreditor Agreement

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	/S/ CAUNA M. SILVA
Name: Cauna M. Silva Title: Vice President
Address: U.S. Bank National Association 225 Asylum Street - 23rd Floor Hartford, CT, 06103

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Trustee

By:	/S/ CAUNA M. SILVA
Name: Cauna M. Silva Title: Vice President
Address: U.S. Bank National Association 225 Asylum Street - 23rd Floor Hartford, CT, 06103

Intercreditor Agreement

Acknowledged and Agreed to by:

MOHEGAN TRIBAL GAMING AUTHORITY

By:	/S/ MARILYNN R. MALERBA
Name: Marilynn R. Malerba Title: Chairwoman

MOHEGAN BASKETBALL CLUB, LLC

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

MOHEGAN VENTURES-NORTHWEST, LLC

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

MOHEGAN COMMERCIAL VENTURES PA, LLC

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

DOWNS RACING, L.P. By Mohegan Commercial Ventures PA, LLC, Its General Partner

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

Intercreditor Agreement

BACKSIDE, L.P. By Mohegan Commercial Ventures PA, LLC, Its General Partner

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

MILLCREEK LAND, L.P. By Mohegan Commercial Ventures PA, LLC, Its General Partner

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

NORTHEAST CONCESSIONS, L.P. By Mohegan Commercial Ventures PA, LLC, Its General Partner

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

MOHEGAN GOLF, LLC

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

MOHEGAN VENTURES WISCONSIN, LLC

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

Collateral Agency and Intercreditor Agreement

WISCONSIN TRIBAL GAMING, LLC

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

MTGA GAMING, LLC

By:	/S/ MITCHELL G. ETESS
Name: Mitchell G. Etess Title: Manager

Address for each of the Grantors: Mohegan Tribal Gaming Authority 1 Mohegan Sun Boulevard, Uncasville, CT 06387,

Collateral Agency and Intercreditor Agreement

EXHIBIT A

to Collateral Agency and Intercreditor Agreement

FORM OF GRANTOR JOINDER AGREEMENT

Reference is made to that certain Collateral Agency and Intercreditor Agreement, dated as of October 26, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among MOHEGAN TRIBAL GAMING AUTHORITY (the “Authority”), an instrumentality of The Mohegan Tribe of Indians of Connecticut (the “Tribe”), MOHEGAN BASKETBALL CLUB, LLC (“MBC”), a limited liability company formed under the laws of the Tribe, MOHEGAN GOLF, LLC (“Mohegan Golf”), a limited liability company formed under the laws of the Tribe, MOHEGAN COMMERCIAL VENTURES PA, LLC (“MCV-PA”), a Pennsylvania limited liability company, MOHEGAN VENTURES-NORTHWEST, LLC (“Mohegan Ventures-NW”), a limited liability company formed under the laws of the Tribe, MOHEGAN VENTURES WISCONSIN, LLC (“MVW”), a limited liability company formed under the laws of the Tribe, MTGA GAMING, LLC (“MTGA Gaming”), a Delaware limited liability company, WISCONSIN TRIBAL GAMING, LLC (“WTG”), a Delaware limited liability company, DOWNS RACING, L.P. (“DOWNS RACING”), a Pennsylvania limited partnership, BACKSIDE, L.P. (“Backside”), a Pennsylvania limited partnership, MILL CREEK LAND, L.P., a Pennsylvania limited partnership (“Mill Creek” and together with the Authority, MBC, Mohegan Golf, Mohegan Ventures-NW, MVW, MTGA Gaming, WTG, Downs Racing and Backside, each, a “Guarantor”, and collectively, the “Guarantors”), each other Grantor (as defined in the Intercreditor Agreement) party thereto from time to time, Bank of America, N.A., as administrative agent and L/C Issuer for the First Lien Secured Parties (as defined in the Intercreditor Agreement) (in such capacity, together with its successors and assigns from time to time, the “First Lien Administrative Agent”), U.S. Bank National Association, as trustee under the Second Lien Indenture (as defined in the Intercreditor Agreement) (in such capacity, together with its successors and assigns from time to time, the “Second Lien Trustee”), and U.S. Bank National Association, as collateral agent for the Second Lien Secured Parties (as defined in the Intercreditor Agreement) (in such capacity, together with its successors and assigns from time to time, the “Second Lien Collateral Agent”). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement.

This Grantor Joinder Agreement, dated as of __________, 20__ (this “Grantor Joinder”), is being delivered pursuant to Section 9.19 of the Intercreditor Agreement.

The undersigned, _________, a ___________ (the “Joining Grantor”), hereby agrees to become a party to the Intercreditor Agreement as a Grantor thereunder, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the Joining Grantor had executed and delivered the Intercreditor Agreement as of the date thereof.

This Grantor Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

THIS GRANTOR JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The provisions of Article IX of the Intercreditor Agreement shall apply with like effect to this Grantor Joinder.

[Signature Pages Follow]

Intercreditor Agreement

IN WITNESS WHEREOF, the Joining Grantor has caused this Grantor Joinder to be duly executed by its authorized representative as of the day and year first above written.

[JOINING GRANTOR]

By:
Name: Title:

Each of the First Lien Administrative Agent and the Second Lien Collateral Agent acknowledges receipt of this Grantor Joinder and agrees to act as First Lien Administrative Agent and Second Lien Collateral Agent, respectively, with respect to the Collateral pledged by the Joining Grantor, as of the day and year first above written.

BANK OF AMERICA, N.A, as First Lien Administrative Agent

By:
Name: Title:

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:
Name: Title:

EXHIBIT B-1

to Collateral Agency and Intercreditor Agreement

FORM OF FIRST LIEN JOINDER AGREEMENT

Reference is made to that certain Collateral Agency and Intercreditor Agreement, dated as of October 26, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among MOHEGAN TRIBAL GAMING AUTHORITY (the “Authority”), an instrumentality of The Mohegan Tribe of Indians of Connecticut (the “Tribe”), MOHEGAN BASKETBALL CLUB, LLC (“MBC”), a limited liability company formed under the laws of the Tribe, MOHEGAN GOLF, LLC (“Mohegan Golf”), a limited liability company formed under the laws of the Tribe, MOHEGAN COMMERCIAL VENTURES PA, LLC (“MCV-PA”), a Pennsylvania limited liability company, MOHEGAN VENTURES-NORTHWEST, LLC (“Mohegan Ventures-NW”), a limited liability company formed under the laws of the Tribe, MOHEGAN VENTURES WISCONSIN, LLC (“MVW”), a limited liability company formed under the laws of the Tribe, MTGA GAMING, LLC (“MTGA Gaming”), a Delaware limited liability company, WISCONSIN TRIBAL GAMING, LLC (“WTG”), a Delaware limited liability company, DOWNS RACING, L.P. (“DOWNS RACING”), a Pennsylvania limited partnership, BACKSIDE, L.P. (“Backside”), a Pennsylvania limited partnership, MILL CREEK LAND, L.P., a Pennsylvania limited partnership (“Mill Creek” and together with the Authority, MBC, Mohegan Golf, Mohegan Ventures-NW, MVW, MTGA Gaming, WTG, Downs Racing and Backside, each, a “Guarantor”, and collectively, the “Guarantors”), each other Grantor (as defined in the Intercreditor Agreement) party thereto from time to time, Bank of America, N.A., as administrative agent and L/C Issuer for the First Lien Secured Parties (as defined in the Intercreditor Agreement) (in such capacity, together with its successors and assigns from time to time, the “First Lien Administrative Agent”), U.S. Bank National Association, as trustee under the Second Lien Indenture (as defined in the Intercreditor Agreement) (in such capacity, together with its successors and assigns from time to time, the “Second Lien Trustee”), and U.S. Bank National Association, as collateral agent for the Second Lien Secured Parties (as defined in the Intercreditor Agreement) (in such capacity, together with its successors and assigns from time to time, the “Second Lien Collateral Agent”). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement.

This First Lien Joinder Agreement, dated as of                     , 20     (this “First Lien Joinder”), is being delivered pursuant to Section 5.5(b) of the Intercreditor Agreement as a condition precedent to the Indebtedness for which the undersigned is acting as agent being entitled to the benefits of being First Lien Obligations under the Intercreditor Agreement.

1. Joinder. The undersigned,                             , a                             , (the “New Representative”) as [trustee, administrative agent] under that certain [describe applicable indenture, credit agreement or other document governing the Additional First Lien Indebtedness] (the “New First Lien Loan Agreement”) hereby agrees to become party as a New Agent, First Lien Administrative Agent and a First Lien Secured Party under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

2. Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of obligations in respect of the Additional First Lien Indebtedness to be incurred under the New First Lien Loan Agreement (together with the New Representative, the “New First Lien Secured Parties”), hereby agrees, for the enforceable benefit of all existing and future First Lien Secured Parties, each existing and future Debt Representative and each existing and future Second Lien Secured Party, and as a condition to having the Indebtedness and other obligations incurred with or with respect to the New First Lien Loan Agreement being treated as First Lien Obligations under the Intercreditor Agreement that:

(a) the New Representative and each other New First Lien Secured Party is bound by the terms, conditions and provisions of the Intercreditor Agreement; and

(b) the New Representative shall perform its obligations under the Intercreditor Agreement and the First Lien Security Documents.

3. Authority as Agent. The New Representative represents, warrants and acknowledges that it has the authority to bind each of the New First Lien Secured Parties to the Intercreditor Agreement and such New First Lien Secured Parties are hereby bound by the terms, conditions and provisions of the Intercreditor Agreement.

4. New Agent. The New Agent in respect of the New First Lien Loan Agreement is [insert name of New Representative]. The address of the New Agent in respect of the New First Lien Loan Agreement for purposes of all notices and other communications hereunder and under the Intercreditor Agreement is                 ,                 , Attention of                  (Facsimile No.                     , electronic mail address:                     ).

5. Officers’ Certificate. Each of the undersigned Grantors hereby certifies that the Grantors have previously delivered the Officers’ Certificate contemplated by Section 5.5(b)(i) of the Intercreditor Agreement and all other information, evidence and documentation required by Section 5.5 of the Intercreditor Agreement, in each case in accordance with the terms of the Intercreditor Agreement.

6. Counterparts. This First Lien Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

7. Governing Law. THIS FIRST LIEN JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Miscellaneous. The provisions of Article IX of the Intercreditor Agreement shall apply with like effect to this First Lien Joinder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Representative has caused this First Lien Joinder to be duly executed by its authorized representative, and each Grantor party hereto has caused the same to be accepted by its authorized representative, as of the day and year first above written.

[NEW REPRESENTATIVE]

By:
Name:
Title:

Collateral Agency and Intercreditor Agreement

Acknowledged and agreed:

MOHEGAN TRIBAL GAMING AUTHORITY

By:
Name:
Title:

MOHEGAN BASKETBALL CLUB, LLC

By:
Name:
Title:

MOHEGAN VENTURES-NORTHWEST, LLC

By:
Name:
Title:

MOHEGAN COMMERCIAL VENTURES PA, LLC

By:
Name:
Title:

DOWNS RACING, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:
Name:
Title:

Intercreditor Agreement

BACKSIDE, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:
Name:
Title:

MILLCREEK LAND, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:
Name:
Title:

NORTHEAST CONCESSIONS, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:
Name:
Title:

MOHEGAN GOLF, LLC

By:
Name:
Title:

MOHEGAN VENTURES WISCONSIN, LLC

By:
Name:
Title:

Collateral Agency and Intercreditor Agreement

WISCONSIN TRIBAL GAMING, LLC

By:
Name:
Title:

MTGA GAMING, LLC

By:
Name:
Title:

[OTHER GRANTORS]

EXHIBIT B-2

to Collateral Agency and Intercreditor Agreement

FORM OF PARITY LIEN JOINDER AGREEMENT

Reference is made to that certain Collateral Agency and Intercreditor Agreement, dated as of October 26, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among MOHEGAN TRIBAL GAMING AUTHORITY (the “Authority”), an instrumentality of The Mohegan Tribe of Indians of Connecticut (the “Tribe”), MOHEGAN BASKETBALL CLUB, LLC (“MBC”), a limited liability company formed under the laws of the Tribe, MOHEGAN GOLF, LLC (“Mohegan Golf”), a limited liability company formed under the laws of the Tribe, MOHEGAN COMMERCIAL VENTURES PA, LLC (“MCV-PA”), a Pennsylvania limited liability company, MOHEGAN VENTURES-NORTHWEST, LLC (“Mohegan Ventures-NW”), a limited liability company formed under the laws of the Tribe, MOHEGAN VENTURES WISCONSIN, LLC (“MVW”), a limited liability company formed under the laws of the Tribe, MTGA GAMING, LLC (“MTGA Gaming”), a Delaware limited liability company, WISCONSIN TRIBAL GAMING, LLC (“WTG”), a Delaware limited liability company, DOWNS RACING, L.P (“DOWNS RACING”), a Pennsylvania limited partnership, BACKSIDE, L.P. (“Backside”), a Pennsylvania limited partnership, MILL CREEK LAND, L.P., a Pennsylvania limited partnership (“Mill Creek” and together with the Authority, MBC, Mohegan Golf, Mohegan Ventures-NW, MVW, MTGA Gaming, WTG, Downs Racing and Backside, each, a “Guarantor”, and collectively, the “Guarantors”), each other Grantor (as defined in the Intercreditor Agreement) party thereto from time to time, Bank of America, N.A., as administrative agent and L/C Issuer for the First Lien Secured Parties (as defined in the Intercreditor Agreement) (in such capacity, together with its successors and assigns from time to time, the “First Lien Administrative Agent”), U.S. Bank National Association, as trustee under the Second Lien Indenture (as defined in the Intercreditor Agreement) (in such capacity, together with its successors and assigns from time to time, the “Second Lien Trustee”), and U.S. Bank National Association, as collateral agent for the Second Lien Secured Parties (as defined in the Intercreditor Agreement) (in such capacity, together with its successors and assigns from time to time, the “Second Lien Collateral Agent”). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement.

This Parity Lien Joinder Agreement, dated as of                     , 20     (this “Parity Lien Joinder”), is being delivered pursuant to Section 5.7 of the Intercreditor Agreement as a condition precedent to the incurrence of the Indebtedness for which the undersigned is acting as agent being entitled to the benefits of being Second Lien Obligations under the Intercreditor Agreement.

1. Joinder. The undersigned,                    , a                     , (the “New Representative”) as [trustee, administrative agent] under that certain [describe Additional Parity Lien Facility] (the “New Second Lien Facility”) hereby agrees to become party as an Additional Parity Lien Facility Representative and a Second Lien Secured Party under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of obligations in respect of the New Second Lien Facility (together with the New Representative, the “New Second Lien Secured Parties”), hereby agrees, for the enforceable benefit of all existing and future First Lien Secured Parties, each existing and future Debt Representative and each existing and future Second Lien Secured Party, and as a condition to being treated as Second Lien Obligations under the Intercreditor Agreement that:

(a) all Second Lien Obligations will be and are secured equally and ratably by all Liens granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, which are at any time granted by any Grantor to secure any Second Lien Obligations whether or not upon property otherwise constituting collateral for such New Second Lien Facility, and that all Liens granted pursuant to the Second Lien Security Documents will be enforceable by the Second Lien Collateral Agent for the benefit of all holders of Second Lien Obligations equally and ratably as contemplated by the Intercreditor Agreement;

(b) the New Representative and each other New Second Lien Secured Party is bound by the terms, conditions and provisions of the Intercreditor Agreement and the Second Lien Security Documents, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens; and

(c) the New Representative shall perform its obligations under the Intercreditor Agreement and the Second Lien Security Documents.

3. Appointment of Second Lien Collateral Agent. The New Representative, on behalf of itself and the New Second Lien Secured Parties, hereby (a) irrevocably appoints U.S. Bank National Association as Second Lien Collateral Agent for purposes of the Intercreditor Agreement and the Second Lien Security Documents, (b) irrevocably authorizes the Second Lien Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Second Lien Collateral Agent in the Intercreditor Agreement and the Second Lien Security Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Second Lien Collateral Agent to execute any Second Lien Security Documents on behalf of all Second Lien Secured Parties and to take such other actions to maintain and preserve the security interests granted pursuant to any Second Lien Security Documents, and (c) acknowledges that it has received and reviewed the Intercreditor Agreement and the Second Lien Security Documents and agrees to be bound by the terms thereof. The New Representative, on behalf of the New Second Lien Secured Parties, and the Second Lien Collateral Agent, on behalf of the existing Second Lien Secured Parties, each hereby acknowledges and agrees that the Second Lien Collateral Agent in its capacity as such shall be agent on behalf of the New Representative and on behalf of all other Second Lien Secured Parties.

4. Consent. The New Representative, on behalf of itself and the New Second Lien Secured Parties, consents to and directs the Second Lien Collateral Agent to perform its obligations under the Intercreditor Agreement and the Second Lien Security Documents.

5. Authority as Agent. The New Representative represents, warrants and acknowledges that it has the authority to bind each of the New Second Lien Secured Parties to the Intercreditor Agreement and such New Second Lien Secured Parties are hereby bound by the terms, conditions and provisions of the Intercreditor Agreement, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens.

6. Additional Parity Lien Facility Representative. The Additional Parity Lien Facility Representative in respect of the New Second Lien Facility is [insert name of New Representative]. The address of the Additional Parity Lien Facility Representative in respect of the New Second Lien Facility for purposes of all notices and other communications hereunder and under the Intercreditor Agreement is                     ,                     , Attention of                      (Facsimile No.                    , electronic mail address:                    ).

7. Officers’ Certificate. Each of the undersigned Grantors hereby certifies that the Grantors have previously delivered the Officers’ Certificate contemplated by Section 5.7(b)(i) of the Intercreditor Agreement and all other information, evidence and documentation required by Section 5.7 of the Intercreditor Agreement, in each case in accordance with the terms of the Intercreditor Agreement.

8. Reaffirmation of Security Interest. By acknowledging and agreeing to this Parity Lien Joinder, each of the Grantors and each of the Guarantors party hereto hereby (i) confirms and reaffirms the security interests pledged and granted pursuant to the Second Lien Security Documents and grants a security interest in all of its right, title and interest in the Collateral (as defined in the applicable Second Lien Security Documents), whether now owned or hereafter acquired to secure the Second Lien Obligations, and agrees that such pledges and grants of security interests shall continue to be in full force and effect, (b) confirms and reaffirms all of its obligations under its guarantees pursuant to the applicable Second Lien Note Documents and the Additional Parity Lien Facility Documents and agrees that such guarantees shall continue to be in full force and effect, and (c) authorizes the filing of any financing statements describing the Collateral (as defined in the applicable Second Lien Security Documents) in the same manner as described in the applicable Second Lien Security Documents or in any other manner as the Second Lien Collateral Agent may determine is necessary, advisable or prudent to ensure the perfection of the security interests in the Collateral (as defined in the applicable Second Lien Security Documents) granted to the Second Lien Collateral Agent hereunder or under the applicable Second Lien Security Documents.

9. Counterparts. This Parity Lien Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

10. Governing Law. THIS PARITY LIEN JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11. Miscellaneous. The provisions of Article IX of the Intercreditor Agreement shall apply with like effect to this Parity Lien Joinder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Representative has caused this Agreement to be duly executed by its authorized representative, and each Grantor and Guarantor party hereto has caused the same to be accepted by their respective authorized representatives, as of the day and year first above written.

[NEW REPRESENTATIVE]

By:
Name:
Title:

Collateral Agency and Intercreditor Agreement

Acknowledged and agreed:

MOHEGAN TRIBAL GAMING AUTHORITY

By:
Name:
Title:

MOHEGAN BASKETBALL CLUB, LLC

By:
Name:
Title:

MOHEGAN VENTURES-NORTHWEST, LLC

By:
Name:
Title:

MOHEGAN COMMERCIAL VENTURES PA, LLC

By:
Name:
Title:

DOWNS RACING, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:
Name:
Title:

Intercreditor Agreement

BACKSIDE, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:
Name:
Title:

MILLCREEK LAND, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:
Name:
Title:

NORTHEAST CONCESSIONS, L.P.
By Mohegan Commercial Ventures PA, LLC,
Its General Partner

By:
Name:
Title:

MOHEGAN GOLF, LLC

By:
Name:
Title:

MOHEGAN VENTURES WISCONSIN, LLC

By:
Name:
Title:

Collateral Agency and Intercreditor Agreement

WISCONSIN TRIBAL GAMING, LLC

By:
Name:
Title:

MTGA GAMING, LLC

By:
Name:
Title:

[OTHER GRANTORS]

The Second Lien Collateral Agent acknowledges receipt of this Parity Lien Joinder and agrees to act as Second Lien Collateral Agent with respect to the New Second Lien Facility in accordance with the terms of the Intercreditor Agreement and the Second Lien Collateral Documents.

Dated:                    , 20

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:
Name:
Title: